UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_______________

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange of 1934

_______________

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒	Preliminary Proxy Statement.
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)).
☐	Definitive Proxy Statement.
☐	Definitive Additional Materials.
☐	Soliciting Material Pursuant to Section 240.14a-12.

WHEELER REAL ESTATE INVESTMENT TRUST, INC.
(Name of Registrant as Specified In Its Charter)

_______________________________________________________________

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION, DATED AUGUST 3, 2018

Riversedge North
2529 Virginia Beach Boulevard, Suite 200
Virginia Beach, Virginia 23452

August [•], 2018

Dear Fellow Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of Wheeler Real Estate Investment Trust, Inc. (the “Company”) (the “Annual Meeting”) to be held at The HarbourView Inn, The Flagship Room, 2 Vendue Range, Charleston, SC 29401 on October 3, 2018 at 9:30 a.m., local Charleston, South Carolina time.

The enclosed Notice of Annual Meeting of Stockholders and Proxy Statement describe the formal business to be transacted at the Annual Meeting, which includes a report on the operations of the Company. Directors and officers of the Company will be present to answer any questions that you and other stockholders may have. Also enclosed for your review is our Annual Report on Form 10-K, which contains detailed information concerning the activities and operating performance of the Company.

The business to be conducted at the Annual Meeting consists of:

•	The reelection of eight members of the Board of Directors;
•	Advisory vote on the frequency of executive compensation advisory votes;
•	Advisory vote to approve executive compensation; and
•	The ratification of Cherry Bekaert LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018.

Your vote will be especially important at the Annual Meeting because, as you may know, Joseph Stilwell, Stilwell Value Partners VII, L.P., Stilwell Value LLC and certain of their affiliates (collectively, the “Stilwell Group”), have notified the Company that the Stilwell Group intends to nominate a slate of three nominees for election as directors in opposition to the nominees recommended by our Board of Directors. The Board of Directors unanimously recommends that you vote FOR each of the director nominees named in the Company’s Proxy Statement on its enclosed WHITE proxy card. The Board of Directors does NOT endorse the election of any of the Stilwell Group nominees and strongly urges you NOT to sign or return any proxy card sent to you by or on behalf of the Stilwell Group.

You may receive proxy solicitation materials from the Stilwell Group. The Company is not responsible for the accuracy of any information provided by or relating to the Stilwell Group or its nominees contained in solicitation materials filed or disseminated by or on behalf of the Stilwell Group or any other statements that the Stilwell Group may make. You should be aware that on March 16, 2015, the United States Securities and Exchange Commission entered an order, that among other things, (1) suspended Mr. Stilwell for a period of 12 months from association with any investment adviser, broker, dealer, or certain regulated organizations, and imposed upon him a $100,000 civil monetary penalty; and (2) censured Stilwell Value LLC, imposed upon it a $250,000 civil monetary penalty (as well as the repayment obligation of $239,157 in fees), and required it to retain an independent monitor for three years. In addition, Mr. Stilwell has not identified any real estate experience that he holds in his Notice of Stockholder Nomination submitted to the Company on June 26, 2018.

Again, the Board does NOT endorse the Stilwell Group nominees and strongly and unanimously recommends that you NOT sign or return any proxy card sent to you by or on behalf of the Stilwell Group. If you have previously voted using a proxy card sent to you by the Stilwell Group, you can subsequently revoke that proxy by following the instructions on the enclosed WHITE proxy card to vote over the Internet or by telephone or by completing, signing and dating the proxy card and mailing it in the postage pre-paid envelope provided. Only your latest dated proxy will count. Any proxy may be revoked at any time prior to its exercise at the Annual Meeting, as described in the accompanying Proxy Statement.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF THE BOARD’S NOMINEES ON PROPOSAL 1, FOR ONE YEAR FOR PROPOSAL 2 AND FOR PROPOSALS 3 AND 4 USING THE ENCLOSED WHITE PROXY CARD.

THE BOARD URGES YOU NOT TO SIGN, RETURN OR VOTE ANY PROXY CARD SENT TO YOU BY OR ON BEHALF OF THE STILWELL GROUP.

It is important that your shares be represented at the meeting whether or not you are personally able to attend. Accordingly, after reading the attached Notice of Annual Meeting and Proxy Statement, please promptly submit your proxy as described on your WHITE proxy card or WHITE voting instruction form. If you choose to submit your proxy to vote your shares by the WHITE proxy card or WHITE voting instruction form, please sign, date and mail the WHITE proxy card or WHITE voting instruction form in the enclosed postage-paid return envelope. You may also submit a proxy to vote by telephone or Internet. Instructions for submitting a proxy over the Internet or by telephone are provided on the enclosed WHITE proxy card. Your cooperation is greatly appreciated.

We appreciate your continued interest in the Company. We look forward to greeting you in person at the Annual Meeting and meeting as many of our stockholders as possible. If you have any questions or require any assistance with voting your shares, or if you need additional copies of the proxy materials, please contact:

If you have any questions or need assistance with voting your shares, please call:

 LAUREL HILL ADVISORY GROUP, LLC

2 Robbins Lane, Suite 201

Jericho, NY 11753

1(888) 742-1305

Banks and Brokers please call 1(516) 933-3100

Regardless of how few shares of common stock of the Company that you own, your vote is important. Thank you for your continued support, interest and investment in the Company.

Sincerely,

David Kelly
President and Chief Executive Officer

The enclosed Notice of Annual Meeting of Stockholders and Proxy Statement are first being made available to stockholders of record beginning [•].

PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION, DATED AUGUST 3, 2018

WHEELER REAL ESTATE INVESTMENT TRUST, INC.
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD OCTOBER 3, 2018

Wheeler Real Estate Investment Trust, Inc. will hold its Annual Meeting on October 3, 2018 at 9:30 a.m., local Charleston, South Carolina time, at The HarbourView Inn, The Flagship Room, 2 Vendue Range, Charleston, SC 29401. The purpose of the meeting is to:

•	Elect a Board of eight directors to serve until the next annual meeting and until their successors are duly-elected and qualified;
•	Advisory vote on the frequency of executive compensation advisory votes;
•	Advisory vote to approve executive compensation;
•	Ratify the appointment of Cherry Bekaert LLP as the independent registered public accounting firm; and
•	Act upon such other matters as may properly be presented at the Annual Meeting.

Only stockholders of record at the close of business on August 23, 2018, will be entitled to vote at the meeting.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice of Annual Meeting. The Board recommends: a vote “FOR” each of the nominees for director named in the accompanying Proxy Statement, “FOR ONE YEAR” for proposal 2 and a vote “FOR” proposals 3 and 4 on the enclosed WHITE proxy card.

The Company urges you to vote on the WHITE proxy card promptly. You may vote by completing, signing and returning the enclosed WHITE proxy card in the envelope provided, which requires no postage if mailed in the United States. Internet and telephone voting procedures are discussed in the Proxy Statement and on the WHITE proxy card. For shares held through a bank, broker or other nominee, you must follow the instructions provided by the bank, broker or other nominee regarding how to instruct your bank, broker or other nominee to vote your shares. If you attend the Annual Meeting, you may withdraw your proxy and vote in person if you so choose.

Your vote will be especially important at the Annual Meeting, Joseph Stilwell, Stilwell Value Partners VII, L.P., and certain of their affiliates (collectively, the “Stilwell Group”), have notified the Company that it intends to nominate a slate of three nominees for election as directors in opposition to the nominees recommended by our Board. The Board unanimously recommends a vote “FOR” the election of each of the director nominees named in the accompanying Proxy Statement and on the enclosed WHITE proxy card. The Board does not endorse the election of any of the Stilwell Group’s nominees, and strongly urges you NOT to sign or return any proxy card(s) or voting instruction form(s) that you may receive from the Stilwell Group or any of its representatives or affiliates. You may receive proxy solicitation materials from the Stilwell Group, including a proxy statement and proxy cards. The Board unanimously recommends that you disregard them. We are not responsible for the accuracy of any information provided by or relating to the Stilwell Group or the nominees contained in any proxy solicitation materials filed or disseminated by, or on behalf of, the Stilwell Group or any other statements that the Stilwell Group or its representatives have made or may otherwise make. If you wish to vote as recommended by the Board, then you should only submit WHITE proxy cards.

The nominees of the Board for election as directors of the Company are listed in the accompanying Proxy Statement and WHITE proxy card. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING REGARDLESS OF WHETHER OR NOT YOU PLAN TO ATTEND. ACCORDINGLY, AFTER READING THE ACCOMPANYING PROXY STATEMENT, PLEASE FOLLOW THE INSTRUCTIONS ON THE ENCLOSED WHITE PROXY CARD AND PROMPTLY SUBMIT YOUR PROXY BY TELEPHONE, THE INTERNET OR MAIL AS DESCRIBED ON THE WHITE PROXY CARD. PLEASE NOTE THAT EVEN IF YOU PLAN TO ATTEND THE ANNUAL MEETING, WE RECOMMEND THAT YOU VOTE USING THE ENCLOSED WHITE PROXY CARD PRIOR TO THE ANNUAL MEETING TO ENSURE THAT YOUR SHARES WILL BE REPRESENTED. EVEN IF YOU VOTE YOUR SHARES PRIOR TO THE ANNUAL MEETING, IF YOU HAVE PREVIOUSLY SIGNED A PROXY CARD SENT TO YOU BY THE STILWELL GROUP OR ANY OF ITS AFFILIATES IN RESPECT OF THE ANNUAL MEETING, YOU CAN REVOKE

THAT PROXY AND SUBMIT A PROXY TO VOTE FOR THE BOARD’S NOMINEES BY SIGNING, DATING AND RETURNING THE ENCLOSED WHITE PROXY CARD OR BY FOLLOWING THE INSTRUCTIONS PROVIDED IN THE WHITE PROXY CARD TO SUBMIT A PROXY TO VOTE YOUR SHARES OVER THE INTERNET OR BY TELEPHONE OR BY VOTING IN PERSON AT THE ANNUAL MEETING. SIGNING, DATING AND RETURNING ANY PROXY CARD THAT THE STILWELL GROUP OR ANY OF ITS AFFILIATES MAY SEND TO YOU, EVEN WITH INSTRUCTIONS TO VOTE “WITHHOLD” WITH RESPECT TO THE STILWELL GROUP’S NOMINEES, WILL CANCEL ANY PROXY YOU MAY HAVE PREVIOUSLY SUBMITTED TO HAVE YOUR SHARES VOTED FOR THE BOARD’S NOMINEES ON A WHITE PROXY CARD AS ONLY YOUR LATEST PROXY CARD OR VOTING INSTRUCTION FORM WILL BE COUNTED.

IF YOU ARE A RECORD HOLDER OF SHARES, OR AN OWNER WHO OWNS SHARES IN “STREET NAME” AND OBTAINS A “LEGAL” PROXY FROM YOUR BROKER, BANK, TRUSTEE OR NOMINEE, YOU STILL MAY ATTEND THE ANNUAL MEETING AND VOTE YOUR SHARES OR REVOKE YOUR PRIOR VOTING INSTRUCTIONS.

The Board urges you to sign, date and return only the enclosed WHITE proxy card. Please submit your proxy even if you plan to attend the Annual Meeting. To submit a proxy to vote your shares over the Internet or by telephone, please follow the instructions on the enclosed WHITE proxy card.

Laurel Hill Advisory Group, LLC (“Laurel Hill”) is assisting us with our effort to solicit proxies. If you have any questions or require assistance in authorizing a proxy or voting your shares of our common stock, please contact Laurel Hill at (888) 742-1305 toll free for stockholders and (516) 933-3100 for banks and brokers. We are not aware of any other business, or any other nominees for election as directors, that may properly be brought before the Annual Meeting.

Regardless of the number of shares of our common stock that you own, your vote will be very important. Thank you for your continued support, interest and investment in the Company.

Dated: August [•], 2018

By order of the Board of Directors,

Angelica Beltran
Corporate Secretary

_______________

This Proxy Statement is available at www.whlr.us. Among other things, the Proxy Statement contains information regarding:

• The date, time and location of the meeting
• A list of the matters being submitted to stockholders
• Information concerning voting in person

i

ii

WHEELER REAL ESTATE INVESTMENT TRUST, INC.

PROXY STATEMENT

FOR THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD OCTOBER 3, 2018

The Board of Directors of Wheeler Real Estate Investment Trust, Inc. (the “Company” or “we” or “us”) is soliciting proxies to be used at the Annual Meeting of Stockholders following the fiscal year ended December 31, 2017 (the “Annual Meeting”). Distribution of this Proxy Statement and a Proxy Form is scheduled to begin on August [•], 2018. The mailing address of the Company’s principal executive office is Riversedge North, 2529 Virginia Beach Boulevard, Suite 200, Virginia Beach, Virginia 23452.

ABOUT THE MEETING

Who Can Vote

Record holders of Common Stock, $0.01 par value per share (“Common Stock”) of the Company at the close of business on August 23, 2018 (the “Record Date”) may vote at the Annual Meeting. On that date, [•] shares of Common Stock were outstanding. Each share is entitled to cast one vote.

How do I attend the annual meeting?

To attend the Annual Meeting in person, please register in advance by sending an email to corporatesecretary@whlr.us or by phone at (757) 627-9088. For directions to the Annual Meeting please call (757) 627-9088.

Attendance at the Annual Meeting will be limited to persons presenting proof of stock ownership on the record date and government-issued photo identification (such as a valid driver’s license or passport). If you hold shares directly in your name as the stockholder of record, proof of ownership would include a copy of your account statement. If you hold shares through an intermediary, such as a broker, bank or other nominee, proof of stock ownership would include a proxy from your broker, bank or other nominee or a copy of your brokerage or bank account statement.

We will be unable to admit anyone who does not present government-issued photo identification or refuses to comply with our rules of conduct for the Annual Meeting. These rules provide, among other things, that no cameras, recording equipment, electronic devices, large bags or packages will be permitted at the Annual Meeting. You are encouraged to submit a WHITE proxy card to have your shares voted regardless of whether or not you plan to attend the Annual Meeting.

Your vote is important. Please submit your WHITE proxy card even if you plan to attend the Annual Meeting.

How Can You Vote

The process for voting your Common Stock depends on how your Common Stock is held. Generally, you may hold Common Stock in your name as a “record holder” or in an account with a bank, broker, or other nominee (i.e., in “street name”).

If your shares are registered in your name, you may vote your shares in person at the Annual Meeting or by proxy whether or not you attend the Annual Meeting. To vote by proxy, you must either:

•	By mail. Sign and date the enclosed WHITE proxy card, and return it in the enclosed postage-paid envelope;
•	By telephone. Vote by telephone by placing a toll-free call from the U.S. or Canada to 866-458-9858 as described in the enclosed WHITE proxy card;
•	Over the Internet. Vote over the Internet at https://fs8.formsite.com/LHProxy/WREIT/index.html as described in the enclosed WHITE proxy card; or

•	In person at the Annual Meeting. Stockholders are invited to attend the Annual Meeting and vote in person at the Annual Meeting. If you are a beneficial owner of shares you must obtain a legal proxy from the bank, broker or other nominee of your shares to be entitled to vote those shares in person at the Annual Meeting. If you are a record holder, you are encouraged to complete, sign and date the enclosed WHITE proxy card and mail it in the enclosed postage-paid envelope regardless of whether or not you plan to attend the Annual Meeting. If you hold your shares in “street name,” you are encouraged to follow the voting instructions provided by your bank, broker or other nominee to ensure that your shares are represented and voted at the Annual Meeting.

Please note that telephone and Internet voting will close at 11:59 p.m., Eastern standard Time, on October 2, 2018.

Please note that you may vote by proxy prior to October 3, 2018 and still attend the Annual Meeting. Even if you currently plan to attend the Annual Meeting in person, we recommend that you also submit your proxy as described above so that your vote will be counted if you later decide not to attend the Annual Meeting.

If you hold your Common Stock in street name, you may vote by following the instructions on the voting instruction card provided to you by your bank, broker or other nominee. If you intend to vote your shares at the Annual Meeting, you must request a “legal proxy” from your broker, bank or other nominee and bring this legal proxy to the meeting.

The Board of Directors (the “Board of Directors” or the “Board”) unanimously recommends a vote FOR all of Proposals 1, 3 and 4 and FOR ONE YEAR for proposal 2 using the WHITE proxy card.

Revocation of Proxies

A control number, located on the instructions included with the WHITE proxy card, is designated to verify your identity and allow you to vote your shares and confirm that your voting instructions have been recorded properly. If you submit your proxy over the Internet or by telephone, there is no need to return a signed WHITE proxy card. However, you may change your voting instructions by subsequently completing, signing and delivering the WHITE proxy card.

If you are a stockholder of record, you may revoke your proxy prior to the vote at the Annual Meeting. You may enter a new vote by using the Internet or the telephone or by mailing a new proxy card or new voting instruction card bearing a later date (which will automatically revoke your earlier voting instructions), or by attending the Annual Meeting and voting in person. Your attendance at the Annual Meeting in person will not cause your previously granted proxy to be revoked unless you specifically so request.

Notices of revocation of proxies delivered by mail must be sent and delivered by October 2, 2018 to the Company’s principal offices at Riversedge North, 2529 Virginia Beach Blvd., Virginia Beach, VA 23452, Attention: Angelica Beltran, Corporate Secretary.

What am I voting on?

You will be voting on the following:

(1)	The reelection of eight members of the Board of Directors, each to serve a term expiring at the Annual Meeting of Shareholders in 2019 or until their successors are duly elected and qualified;
(2)	Advisory vote on the frequency of executive compensation advisory votes;
(3)	Advisory vote to approve executive compensation; and
(4)	The ratification of Cherry Bekaert LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018.

Who is soliciting my vote?

The Board, on behalf of the Company, is soliciting your proxy to vote your shares of our Common Stock on all matters scheduled to come before the Annual Meeting, whether or not you attend in person. By completing, signing, dating and returning the WHITE proxy card or voting instruction form, or by submitting your proxy and voting instructions by telephone or via the Internet, you are authorizing the persons named as proxies to vote your shares of our Common Stock at the Annual Meeting as you have instructed. Proxies will be solicited on behalf of the Board by the Company’s directors, director nominees and certain executive officers of the Company. Such persons are listed in Annex A to this Proxy Statement.

Additionally, the Company has retained Laurel Hill, a proxy solicitation firm, which may solicit proxies on the Board’s behalf. You may also be solicited by advertisements in periodicals, press releases issued by us and postings on our corporate website or other websites. Information contained on our corporate website is not part of this Proxy Statement. In addition, none of the information on the other websites, if any, listed in this Proxy Statement is part of this Proxy Statement

Will there be a proxy contest at the Annual Meeting?

Yes, the Stilwell Group has nominated three individuals for election at the Annual Meeting in opposition to the highly qualified nominees proposed by our Board. The Stilwell Group’s nominees have NOT been endorsed by our Board. You may receive proxy solicitation materials from the Stilwell Group, including a proxy statement and proxy cards. The Board unanimously recommends that you disregard them. If you wish to vote as recommended by the Board, then you should only submit the WHITE proxy card.

Voting to “WITHHOLD” with respect to any of the Stilwell Group’s nominees on the Stilwell Group’s proxy card is not the same as voting for the Board’s nominees because a vote to “WITHHOLD” with respect to any of Stilwell Group’s nominees on the proxy card will revoke any proxy you previously submitted. If you have already voted using the Stilwell Group’s proxy card, you have every right to change your vote by voting by Internet or by telephone by following the instructions on the WHITE proxy card, or by completing and mailing the enclosed WHITE proxy card in the enclosed pre-paid envelope. Only the latest-dated validly executed proxy that you submit will be counted. Any proxy may be revoked at any time prior to its exercise at the meeting. See “Revocation of Proxies” above. If you have any questions or require any assistance with voting your shares, please contact Laurel Hill, toll free for stockholders at (888) 742-1305 and (516) 933-3100 for banks and brokers.

We are not responsible for the accuracy of any information provided by or relating to the Stilwell Group or the nominees contained in any proxy solicitation materials filed or disseminated by, or on behalf of, the Stilwell Group or any other statements that the Stilwell Group or its representatives have made or may otherwise make.

The Board is pleased to nominate for election as director the eight persons named in this Proxy Statement and on the enclosed WHITE proxy card. We believe our director nominees have the breadth of relevant and diverse experiences, integrity and commitment necessary to continue to grow the Company for the benefit of all Company stockholders.

What does it mean if I receive more than one set of proxy materials?

Since the Stilwell Group has submitted alternative director nominees to the Board in opposition to the nominees proposed by our Board, we may conduct multiple mailings prior to the Annual Meeting to ensure stockholders have our latest proxy information and materials to vote. In that event, we will send you a new WHITE proxy card or voting instruction form with each mailing, regardless of whether you have previously voted. You may also receive multiple sets of proxy materials, including multiple WHITE proxy cards. If you hold shares in more than one account, please vote the WHITE proxy card for every account you own. The latest dated proxy you submit will be counted, and IF YOU WISH TO VOTE AS RECOMMENDED BY THE BOARD, THEN YOU SHOULD ONLY SUBMIT WHITE PROXY CARDS.

What do I do if I receive a proxy card or voting instructions from the Stilwell Group?

The Board strongly urges you NOT to sign or return any proxy cards or voting instruction forms that you may receive from the Stilwell Group. We are not responsible for the accuracy of any information provided by or relating to the Stilwell Group or its nominees contained in any proxy solicitation materials filed or disseminated by, or on behalf of, the Stilwell Group or any other statements that the Stilwell Group or its representatives have made or may otherwise make. If you do vote “Withhold” on the Stilwell Group’s nominees using the proxy card sent to you by the Stilwell Group, then your vote will not be counted as a vote for any of the director nominees recommended by our Board but will result in the revocation of any previous vote you may have cast on the WHITE proxy card. If you wish to vote pursuant to the recommendations of our Board, then you should disregard any proxy card that you receive other than the WHITE proxy card. If you have already voted using the proxy card provided by the Stilwell Group, you have every right to change your vote by completing and returning the enclosed WHITE proxy card or by voting by telephone, attending the Annual Meeting in person, or via the Internet by following the instructions provided on the enclosed WHITE proxy card. Only the latest proxy you submit will be counted. If you have any questions or need assistance voting, please call Laurel Hill, our proxy solicitor, toll free for stockholders at (888) 742-1305 and (516) 933-3100 for for banks and brokers.

Vote Required

The holders of a majority of the shares entitled to vote who are either present in person or represented by a proxy at the Annual Meeting will constitute a quorum for the transaction of business at the Annual Meeting. As of August 23, 2018 there were [•] shares of Common Stock issued and outstanding. The presence, in person or by proxy, of stockholders entitled to cast at least [•] votes constitutes a quorum for adopting the proposals at the Annual Meeting. If you have properly signed and returned your proxy card by mail or voted by internet or phone, you will be considered part of the quorum, and the persons named on the proxy card will vote your shares as you have instructed.

Election of Directors (Proposal No. 1).   A plurality of the votes cast is required for the election of directors, and we are facing a contested election. This means that the eight director nominees receiving the highest number of “FOR” votes, will be elected. In voting on the election of directors, you may vote “FOR” or ‘WITHOLD” from voting as to each director nominee. A proxy that has properly withheld authority with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum. For purposes of this vote, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the results of the vote for this proposal, although they will be considered present for the purpose of determining the presence of a quorum.

Advisory Vote on the Frequency of Executive Compensation Advisory Votes (Proposal No. 2).   The option of one year, two years or three years that receives a majority of votes cast at the Annual Meeting will be the frequency that has been selected by the stockholders. If none of the options receive a majority of the votes cast, the Company will consider the option that receives the most votes as the option selected by the stockholders. For purposes of this vote, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote for this proposal, although abstentions and broker non-votes will be considered present for the purpose of determining the presence of a quorum.

Advisory Vote to Approve Executive Compensation (Proposal No. 3).   The affirmative vote of a majority of the votes cast at the Annual Meeting is required to approve this proposal. For purposes of this vote, abstentions and broker-non-votes will not be counted as votes cast and will have no effect on the result of the vote for this proposal, although abstentions and broker non-votes will be considered present for the purpose of determining the presence of a quorum.

Ratification of the Appointment of Cherry Bekaert LLP (Proposal No. 4).   The affirmative vote of a majority of the votes cast at the Annual Meeting is required to approve this proposal. For purposes of this vote, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote for this proposal, although abstentions and broker non-votes will be considered present for the purpose of determining the presence of a quorum. We do not expect there to be any broker non-votes with respect to Proposal 4, as brokers are entitled to vote on the ratification of independent registered accounting firms.

The Company’s Bylaws do not require that stockholders ratify the appointment of Cherry Bekaert LLP as the Company’s independent registered public accounting firm. The Audit Committee will consider the outcome of this vote in its decision to appoint an independent registered public accounting firm next year. The Company, however, is not bound by the stockholders’ decision. Even if the selection is ratified, the Audit Committee, in its sole discretion, may change the appointment at any time during the year if it determines that such a change would be in the best interest of the Company and its stockholders.

As of the Record Date, affiliates held [•] shares representing approximately [•] % of the shares outstanding. These affiliates have advised the Company that they currently intend to vote all of their shares in favor of proposals 1, 3 and 4 and for one year for proposal 2.

If you received multiple proxy cards, this indicates that your shares are held in more than one account, such as two brokerage accounts, and are registered in different names. You should vote each of the proxy cards to ensure that all your shares are voted.

Other Matters to be Acted Upon at the Annual Meeting

We do not know of any other matters to be validly presented or acted upon at the Annual Meeting. If any other matter is presented at the Annual Meeting on which a vote may be properly taken, the shares represented by proxies will be voted in accordance with the judgment of the person or persons voting those shares.

Expenses of Solicitation

The Company will pay the cost of soliciting proxies on the form accompanying these proxy materials, including the costs of preparing and mailing these proxy materials. Such expenses will also include the charges and expenses of banks, brokerage firms and other custodians, nominees or fiduciaries for forwarding solicitation materials regarding the Annual Meeting to beneficial owners of the Company’s Common Stock. In addition to the use of mail, the solicitation of proxies or votes may be made in person, by telephone or by electronic communication by the Company’s directors and officers and by its regular employees. Other than the persons described in this Proxy Statement, no specific class of employees of the Company will be employed to solicit stockholders in connection with this proxy solicitation. However, in the course of their regular duties, employees may be asked to perform clerical or ministerial tasks in furtherance of this solicitation. Any such directors, officers or employees will not be additionally compensated, but may be reimbursed for their out-of-pocket expenses in connection therewith. In addition the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their reasonable expenses in forwarding solicitation material to such beneficial owners. The Company has retained the services of Laurel Hill to aid in the solicitation of proxies. The Company estimates that it will pay Laurel Hill a fee of $45,000 for its services plus reimbursement of customary disbursements and expenses. Laurel Hill expects that approximately 15 of its employees will assist in the solicitation. Our aggregate expenses, including legal fees and fees and expenses of Laurel Hill, excluding salaries and wages of our regular employees, are expected to be approximately $85,000, of which $[•] has been incurred as of the date of this Proxy Statement.

Annex A sets forth information relating to our directors and director nominees as well as certain of our officers and employees who are considered “participants” in our solicitation under the rules of the SEC by reason of their position as directors and director nominees of the Company or because they may be soliciting proxies on our behalf.

Available Information

Our internet website address is www.whlr.us. We make available free of charge through our website our most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and amendments to those reports as soon as reasonably practicable after we electronically file or furnish such materials to the Securities and Exchange Commission (the “SEC”). In addition, we have posted the Charters of our Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee, as well as our Code of Business Conduct and Ethics for Employees, Officers, Agents and Representatives, Code of Business Conduct and Ethics for Members of the Board of Directors, Corporate Governance Principles, including guidelines on director independence, and Insider Trading Policy, all under separate headings. These charters and principles are not incorporated in this instrument by reference. We will also provide a copy of these documents free of charge to stockholders upon written request.

Multiple Stockholders Sharing the Same Address

The SEC rules allow for the delivery of a single copy of an annual report and proxy statement to any household at which two or more stockholders reside, if it is believed the stockholders are members of the same family. Duplicate account mailings will be eliminated by allowing stockholders to consent to such elimination, or through implied consent if a stockholder does not request continuation of duplicate mailings (“Householding”). Depending upon the practices of your broker, bank or other nominee, you may need to contact them directly to continue duplicate mailings to your household. If you wish to revoke your consent to Householding, you must contact your broker, bank or other nominee.

If you hold shares of Common Stock in your own name as a holder of record, Householding will not apply to your shares.

If you wish to request extra copies free of charge of any annual report, proxy statement or information statement, please send your request to Wheeler Real Estate Investment Trust, Inc., Attention: Secretary, Riversedge North, 2529 Virginia Beach Boulevard, Suite 200, Virginia Beach, Virginia 23452.

Questions

You may call our Investor Relations Department at 757-627-9088 if you have any questions.

PLEASE VOTE — YOUR VOTE IS IMPORTANT

CORPORATE GOVERNANCE AND BOARD MATTERS

The affairs of the Company are managed by the Board of Directors. Directors are elected at the annual meeting of stockholders each year or appointed by the incumbent Board of Directors and serve until the next annual meeting of stockholders or until a successor has been elected or approved.

Corporate Governance Profile

Our board consists of eight directors, seven of whom are independent as determined in accordance with the listing standards established by the NASDAQ Capital Market, and our board makes an affirmative determination as to the independence of each of our directors on an annual basis. We have adopted a code of business ethics and corporate governance principles.

Role of the Board in Risk Oversight

One of the key functions of our Board of Directors is informed oversight of our risk management process. Our Board of Directors administers this oversight function directly, with support from its five standing committees, the Audit Committee, the Nominating and Corporate Governance Committee, the Compensation Committee, the Investment Committee and the Finance Committee, each of which addresses risks specific to their respective areas of oversight. In particular, our Audit Committee has the responsibility to consider and discuss our major financial risk exposures and the steps our management has taken to monitor and control these exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. The Audit Committee also monitors compliance with legal and regulatory requirements, in addition to oversight of the performance of our internal audit function. Our Nominating and Corporate Governance Committee monitors the effectiveness of our corporate governance guidelines, including whether they are successful in preventing illegal or improper liability-creating conduct. Our Compensation Committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking. Our Investment Committee is responsible for reviewing and analyzing strategic real estate acquisitions and investments. Our Finance Committee is responsible for overseeing the financial policies and practices of the Company.

Current members of the Board

The members of the Board of Directors on the date of this proxy statement, and the committees of the Board on which they serve, are identified below:

Director	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee	Investment Committee	Finance Committee
Sean Armstrong	—	—	—	Chairperson	Member
Carl B. McGowan, Jr.	Chairperson	—	Member	—	—
David Kelly	—	—	—	—	—
Stewart Brown	Member	—	Chairperson	—	Member
Andrew Jones	Member	—	—	—	Member
Jeffrey Zwerdling	—	Chairperson	—	Member	—
John McAuliffe	—	Member	—	—	Chairperson
John Sweet	—	Member	Member	—	—

Board Committees

Our Board of Directors has established five standing committees: an Audit Committee, a Nominating and Corporate Governance Committee, a Compensation Committee, an Investment Committee, and a Finance Committee. The principal functions of each committee are briefly described below. Each of these committees is comprised exclusively of independent directors. Additionally, our board of directors may from time to time establish certain other committees to facilitate the management of our company.

Audit Committee.   Our Audit Committee consists of three of our independent directors: Carl McGowan, Stewart Brown and Andrew Jones. Dr. McGowan, the chairman of our Audit Committee, qualifies as an “audit committee financial expert” as that term is defined by the applicable SEC regulations and NASDAQ Capital Market corporate governance requirements. In addition, each of the Audit Committee members is “financially sophisticated” as that term is defined by the NASDAQ Capital Market corporate governance requirements. The functions of the Audit Committee are described below under the heading “Report of the Audit Committee.” The charter of the Audit Committee was adopted on November 16, 2012, and is available on the Company’s Investor Relations tab of our website (www.whlr.us). All of the members of the Audit Committee are independent within the meaning of SEC regulations, the listing standards of the Nasdaq Stock Market and the Company’s Corporate Governance Principles. The Audit Committee met four times in 2017.

Nominating and Corporate Governance Committee.   Our Nominating and Corporate Governance Committee consists of three of our independent directors: Stewart Brown, John Sweet and Carl McGowan. Mr. Brown has been designated as chair of this committee. The Nominating and Corporate Governance Committee is responsible for developing and implementing policies and practices relating to corporate governance, including reviewing and monitoring implementation of the Company’s Corporate Governance Guidelines. In addition, the Nominating and Corporate Governance Committee develops and reviews background information on candidates for the Board and makes recommendations to the Board regarding such candidates. The Nominating and Corporate Governance Committee also prepares and supervises the Board’s annual review of director independence and the Board’s performance self-evaluation. The charter of the Nominating and Corporate Governance Committee was adopted on November 16, 2012 and updated in 2016, and is available on the Company’s Investor Relations website (www.whlr.us). All of the members of the Nominating and Corporate Governance Committee are independent within the meaning of the listing standards of the Nasdaq Stock Market and the Company’s Corporate Governance Principles. The Nominating and Corporate Governance Committee met once in 2017.

Compensation Committee.   Our Compensation Committee consists of three of our independent directors: Jeffrey Zwerdling, John McAuliffe and John Sweet. Mr. Zwerdling has been designated as chair of the Compensation Committee. The Compensation Committee is responsible for overseeing the policies of the Company relating to compensation to be paid by the Company to the Company’s principal executive officer and any other officers designated by the Board, and to make recommendations to the Board with respect to such policies, produce necessary reports on executive compensation for inclusion in the Company’s proxy statement in accordance with applicable rules and regulations and to monitor the development and implementation of succession plans for the principal executive officer and other key executives and make recommendations to the Board with respect to such plans. The charter of the Compensation Committee was adopted on November 16, 2012 and updated in 2014 and 2016, and is available on the Company’s Investor Relations website (www.whlr.us). All of the members of the Compensation Committee are independent within the meaning of the listing standards of the Nasdaq Stock Market and the Company’s Corporate Governance Principles. The Compensation Committee may not delegate its authority to other persons. While the Company’s executives will communicate with the Compensation Committee regarding executive compensation issues, the Company’s executive officers do not participate in any executive compensation decisions. The Compensation Committee met three times in 2017.

The Compensation Committee retained Mercer as its independent compensation consultant to assist in executive compensation issues. Specifically, Mercer assisted the Compensation Committee in its review and design of the Company’s executive compensation program for executives and directors. Mercer was engaged by the Compensation Committee after review and consideration of other proposals submitted by prospective compensation consultants. The Compensation Committee engaged Mercer based upon the value and the scope of services that they provide. The Compensation Committee instructed Mercer to provide market assessment of executive and officer compensation, and provide appropriate executive compensation plan designs. Mercer reported directly to the Compensation Committee and performs no other work for the Company.

The Compensation Committee has analyzed whether the work of Mercer as a compensation consultant has raised any conflict of interest, taking into consideration the following factors:

i.	The provision of other services to the Company by Mercer;
ii.	The amount of fees from the Company paid to Mercer as a percentage of the firm’s total revenue;
iii.	Mercer policies and procedures that are designed to prevent conflicts of interest;

iv.	Any business or personal relationship of Mercer or the individual compensation advisors employed by the firm with an executive officer of the Company;
v.	Any business or personal relationship of the individual compensation advisors with any member of the Compensation Committee; and
vi.	Any stock of the Company owned by Mercer or the individual compensation advisors employed by the firm.

The Compensation Committee has determined, based on its analysis of the above factors, that the work of Mercer and the individual compensation advisors employed by Mercer as compensation consultants to the Company has not created any conflict of interest.

Investment Committee.   Our Investment Committee consists of two of our independent directors: Sean Armstrong and Jeff Zwerdling. Mr. Armstrong has been designated as the chair of this committee. The Investment Committee is responsible for reviewing and analyzing strategic real estate acquisitions and investments. In addition, the Investment Committee makes recommendations to the Board regarding the potential real estate acquisitions and investments. The Investment Committee was formed on September 25, 2013 and has not adopted a charter. All of the members of the Investment Committee are independent within the meaning of the listing standards of the Nasdaq Stock Market and the Company’s Corporate Governance Principles. The Investment Committee met once in 2017 in addition to tours of various potential acquisitions.

Finance Committee.   Our Finance Committee consists of four independent directors: Stewart Brown, John McAuliffe, Sean Armstrong and Andrew Jones. Mr. McAuliffe has been designated as chair of this committee. The Finance Committee is responsible for overseeing the financial policies and practices of the Company. In addition, the Finance Committee oversees the budget process of the Company, including the review of budget policies, practices, and annual budget schedule. The Finance Committee provides regular review of the budget throughout the year and recommends to the Board any changes, additions or deletions to the financial policies and practices as it deems appropriate. The Finance Committee was formed in February 2016 and has not adopted a charter. All of the members of the Finance Committee are independent within the meaning of the listing standards of the Nasdaq Stock Market and the Company’s Corporate Governance Principles. The Finance Committee did not meet in 2017, but met informally at regular board meetings.

Board Leadership Structure

The Board believes that it is in the best interests of the Company that the roles of Chief Executive Officer and Chairman of the Board be separated in order for the individuals to focus on their primary roles. Dave Kelly, the Company’s Chief Executive Officer is responsible for setting the strategic direction for the Company and the day to day leadership and performance of the Company, while, John Sweet, the Chairman of the Board provides guidance to Dave Kelly, presides over meetings of the full Board and sets the agenda for the Board. Our Board believes that its governance structure ensures a strong, independent Board.

Selection of Nominees for the Board

The Nominating and Corporate Governance Committee will consider candidates for Board membership suggested by its members and other Board members, as well as management and stockholders. The committee may also retain a third-party executive search firm to identify candidates upon request of the committee from time to time. A stockholder who wishes to recommend a prospective nominee for the Board should notify the Company’s Corporate Secretary or any member of the Nominating and Corporate Governance Committee in writing with whatever supporting material the stockholder considers appropriate. The Nominating and Corporate Governance Committee will also consider whether to nominate any person nominated by a stockholder pursuant to the provisions of the Company’s Bylaws relating to stockholder nominations.

Once the Nominating and Corporate Governance Committee has identified a prospective nominee, the committee will make an initial determination as to whether to conduct a full evaluation of the candidate. This initial determination will be based on whatever information is provided to the committee with the recommendation of the prospective candidate, as well as the committee’s own knowledge of the prospective candidate, which may be supplemented by inquiries to the person making the recommendation or others. The preliminary determination will be based primarily on the need for additional Board members to fill vacancies or expand the size of the Board and the likelihood that the prospective nominee can satisfy the evaluation factors described below. If the committee determines, in consultation with the Chairman of the Board and other Board members as appropriate, that additional consideration is warranted, it may request the third-party search firm to gather additional information about the prospective nominee’s background and experience and to report its findings to the committee. The committee will then evaluate the prospective nominee against the standards and qualifications generally set out in the Company’s Corporate Governance Guidelines, including:

•	the ability of the prospective nominee to represent the interests of the stockholders of the Company;
•	the prospective nominee’s standards of integrity, commitment and independence of thought and judgment;
•	the prospective nominee’s ability to dedicate sufficient time, energy, and attention to the diligent performance of his or her duties, including the prospective nominee’s service on other public company boards, as specifically set out in the Company’s Corporate Governance Guidelines;
•	the extent to which the prospective nominee contributes to the range of talent, skill and expertise appropriate for the Board;
•	the extent to which the prospective nominee helps the Board reflect the diversity of the Company’s stockholders, employees, customers, guests and communities; and
•	the willingness of the prospective nominee to meet any minimum equity interest holding guideline.

The Nominating and Corporate Governance Committee also considers such other relevant factors as it deems appropriate, including the current composition of the Board, the balance of management and independent directors, the need for Audit Committee expertise and the evaluations of other prospective nominees. In connection with this evaluation, the Nominating and Corporate Governance Committee determines whether to interview the prospective nominee, and if warranted, one or more members of the committee, and others as appropriate, interview prospective nominees in person or by telephone. After completing this evaluation and interview, the Nominating and Corporate Governance Committee makes a recommendation to the full Board as to the persons who should be nominated by the Board, and the Board determines the nominees after considering the recommendation and report of the committee.

The Bylaws of the Company provide that any stockholder entitled to vote at the Annual Meeting in the election of directors generally may nominate one or more persons for election as directors at a meeting only if written notice of such stockholders’ intention to make such nomination has been delivered personally to, or has been mailed to and received by the Secretary at the principal office of the Company not earlier than the 150th day nor later than 5:00 p.m., Eastern Time, on the 120th day prior to the first anniversary of the date of the proxy statement for the preceding year’s annual meeting. If a stockholder has a suggestion for candidates for election, the stockholder should follow this procedure. Each notice from a stockholder must set forth (i) the name and address of the stockholder who intends to make the nomination and the name of the person to be nominated, (ii) the class and number of shares of stock held of record, owned beneficially and represented by proxy by such stockholder as of the record date for the meeting and as of the date of such notice, (iii) a representation that the stockholder intends to appear in person or by proxy at the meeting to nominate the person specified in the notice, (iv) a description of all arrangements or understandings between such stockholder and each nominee and any other person (naming those persons) pursuant to which the nomination is to be made by such stockholder, (v) such other information regarding each nominee proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules, and (vi) the consent of each nominee to serve as a director of the Company if so elected. The chairman of the Annual Meeting may refuse to acknowledge the nomination of any person not made in compliance with this procedure. The Company has not adopted a specific policy regarding the consideration of director nominees recommended by stockholders and believes this is appropriate because there are not any differences in the manner in which the Nominating and Corporate Governance Committee evaluates nominees for director based on whether the nominee is recommended by a stockholder or the Nominating and Corporate Governance Committee.

Determinations of Director Independence

The Board of Directors reviews the independence of each director yearly. During this review, the Board of Directors considers transactions and relationships between each director (and his or her immediate family and affiliates) and the Company and its management to determine whether any such relationships or transactions are inconsistent with a determination that the director is independent in light of applicable law, listing standards and the Company’s director independence standards. The Company believes that it maintains a majority of independent directors who are deemed to be independent under the definition of independence provided by NASDAQ Listing Rule 5605(a)(2).

Board Meetings During Fiscal 2017

The Board met five times during fiscal year 2017. No directors attended fewer than 75% of the meetings of the aggregate of: (i) The total number of meetings of the Board (held during the period for which he or she has been a director); and (ii) the total number of meetings held by all committees of the Board on which he or she served (during the periods that he or she served). Under the Company’s Corporate Governance Guidelines, each director is expected to dedicate sufficient time, energy and attention to ensure the diligent performance of his or her duties, including by attending meetings of the stockholders of the Company, the Board and Committees of which he or she is a member.

Although we do not have a policy requiring director attendance at an annual meeting of stockholders, directors are encouraged to attend the annual meeting of stockholders. All of our director nominees that were directors at the time of our 2017 annual meeting of stockholders attended the meeting.

Stockholder Communications with the Board

Stockholders and other parties interested in communicating directly with the Board of Directors, including communications regarding concerns relating to accounting, internal accounting controls or audit measures, or fraud or unethical behavior, may do so by writing to the directors at the following address: Wheeler Real Estate Investment Trust, Inc., Attention: Secretary, Riversedge North, 2529 Virginia Beach Boulevard, Suite 200, Virginia Beach, Virginia 23452. The Nominating and Corporate Governance Committee of the Board also approved a process for handling letters received by the Company and addressed to members of the Board but received at the Company. Under that process, the Corporate Secretary of the Company reviews all such correspondence and regularly forwards to the Board a summary of all such correspondence and copies of all correspondence that, in the opinion of the Corporate Secretary, deals with the functions of the Board or committees thereof or that she otherwise determines requires their attention. Directors may at any time review a log of all correspondence received by the Company that is addressed to members of the Board and received by the Company and request copies of any such correspondence. Concerns relating to accounting, internal controls or auditing matters are immediately brought to the attention of the Chairman of the Audit Committee and handled in accordance with procedures established by the Audit Committee with respect to such matters.

Code of Ethics

The Company has adopted a Code of Business Conduct and Ethics, which applies to all directors, officers and employees. The text of the document is available on the Company’s Investor Relations tab of our website (www.whlr.us). The Company intends to post any amendments to or waivers from its Code of Ethics (to the extent applicable to the Company’s Chief Executive Officer and Chief Financial Officer) at this location on its website.

Executive Officers

For information, as to the business history of our Chief Executive Officer, Mr. Kelly, see the section “PROPOSAL 1: Election of Directors” elsewhere in this Proxy Statement.

Matthew T. Reddy

Chief Financial Officer since February 2018

Age — 36

Matthew Reddy was appointed as Chief Financial Officer in February 2018. Mr. Reddy previously served as our Chief Accounting Officer since June 2015. Prior to joining the Company, Mr. Reddy worked at Liberty Tax, Inc. (“Liberty”), serving as Assistant Vice President of Online Products from 2014 to 2015, where his responsibilities included coordination and leadership of Liberty’s online tax business. While employed at Liberty, Mr. Reddy was also employed as Director of Finance from 2011 to 2014, and Manager of Financial Reporting from 2008 to 2011. His primary responsibilities in these positions included overseeing corporate forecasting, assisting in the planning and analysis of business and financial strategies, and managing Liberty’s accounting team. Prior to joining Liberty, Mr. Reddy worked at KPMG LLP as a Senior Auditor. Mr. Reddy is a Certified Public Accountant and holds a degree in accounting from James Madison University.

M. Andrew Franklin

Chief Operating Officer since February 2018

Age — 37

Andrew Franklin was appointed as Chief Operating Officer since February 2018. He previously served as the Senior Vice President of Operations since January 2017. Mr. Franklin has over 18 years of commercial real estate experience. Mr. Franklin is responsible for overseeing the property management, lease administration and leasing divisions of our growing portfolio of commercial assets. Prior to joining us, Mr. Franklin was a partner with Broad Reach Retail Partners where he ran the day to day operations of the company, managing the leasing team as well as overseeing the asset, property and construction management of the portfolio with assets totaling $50 Million. Mr. Franklin is a graduate of the University of Maryland, with a Bachelor of Science degree in Finance.

COMPENSATION DISCUSSION AND ANALYSIS

Introduction

This Compensation Discussion and Analysis discusses the principles underlying our executive compensation policies and decisions. This discussion relates to the Company’s named executive officers (“NEOs”). The Company’s NEOs for 2017 were:

•	Jon S. Wheeler, CEO and Chairman of the Board;
•	Wilkes J. Graham, CFO; and
•	Dave Kelly, CIO

For 2017, the Company determined there were no other employees of the Company that qualified as NEOs under the applicable rules and regulations of the SEC.

Subsequent Events

•	On January 29, 2018, Jon Wheeler was terminated as CEO and Chairman of the Board. Mr. Wheeler subsequently resigned from the Company’s Board of Directors.
•	On January 29, 2018, David Kelly was named CEO.
•	On January 4, 2018 Wilkes Graham resigned as CFO and subsequently terminated his employment on January 23, 2018 to accept a position with a privately-held real estate development company as their CFO.
•	On January 29, 2018, Matthew Reddy, formerly the Chief Accounting Officer of the Company, was named CFO.

Overview and Philosophy

We believe in “pay for performance” compensation programs in which a majority of our executives’ compensation is tied to company success in meeting predetermined performance objectives and creating long-term shareholder value. This strategy motivates our executives to achieve our annual and long-term strategic and financial goals, aligns our executives with our shareholders and recognizes the executives’ contributions in delivering strong corporate performance. We set levels of compensation for each executive that are competitive with the market in order to ensure that we can attract and retain high-caliber executives in the marketplace in which we compete for talent.

Our compensation policies and programs are built upon the strong foundation of corporate governance and compensation best practices, including:

	WHAT WE DO:		WHAT WE DON’T DO:

☑

Pay for Performance.   The Compensation Committee seeks to align the interests of the executive officers with the interests of the stockholders by linking executive pay to individual performance and specified financial objectives.

		☒	No Guaranteed Annual Salary Increases or Minimum Bonuses. All salary increases are made at the discretion of the Compensation Committee and we do not pay minimum bonuses.

☑

Independent Compensation Consultant.   The Compensation Committee retained a third party compensation consultant, Mercer, in 2015 and 2017 to advise the Compensation Committee and ensure best practices regarding our executive compensation.

		☒	No Excessive Perquisites. We do not provide any excessive perquisites or personal benefits to our executive officers or directors.

☑

Annual Compensation Committee Assessments.   Each year, the Compensation Committee assesses: (i) its structure, (ii) performance, (iii) its role and the responsibilities articulated in the committee charter, (iv) the composition of the committee, and (v) the conduct of committee meetings.

		☒	No Supplemental Retirement Benefits for Executives. We do not have any supplemental executive retirement plans.

Role of Compensation Committee

Executive compensation is overseen by the Compensation Committee, which we created in connection with our IPO in 2012. Our Compensation Committee consists of three of our independent directors: Jeffrey Zwerdling, John Sweet and John McAuliffe. Mr. Zwerdling has been designated as chair of the Compensation Committee. The committee is responsible for establishing, implementing, and continually monitoring adherence to our compensation philosophy as applied to our NEOs.

Compensation Methodology

The Compensation Committee of the Board is responsible for approving all compensation for our NEOs and periodically reviews all elements of compensation to ensure that we remain competitive in the market and that overall compensation, including the means by which payment is made, is aligned with our business objectives, our performance and the interests of our shareholders. The Compensation Committee conducts an annual review of our CEO’s performance and takes those results into consideration when setting his compensation. The principles that guide our executive compensation program are to reward and incentivize executives for developing and executing on strategies to increase shareholder value, drive financial growth and increase brand awareness in our markets.

Our executive compensation program is designed to attract and retain outstanding executives, provide a compensation package that is appropriate to each NEO relative to the compensation paid to similar executives at comparable publicly-traded REITs, and reward them for creating long-term shareholder value. We believe the overall compensation of our NEOs should primarily reflect their accomplishments as a management team in achieving established key objectives. We also believe the achievement of these key objectives will ultimately align the interests of our executives with those of our shareholders.

In keeping with this principle and compensation philosophy, our executive pay program comprises a combination of base salary, annual cash incentive bonuses and equity incentive awards. A significant portion of the compensation package is at risk and dependent on the performance of the Company and the NEO, ultimately aligning the NEOs interests with those of stockholders.

Our CEO plays a significant role in setting compensation for our other members of senior management, including NEOs, by providing the Compensation Committee with an evaluation of their performance, together with recommendations for the amount of the annual cash incentive bonus and the size of equity awards. The committee also obtains input from a third party consultant, Mercer, as well as the National Association of Real Estate Investment Trusts annual compensation survey report, regarding trends in compensation packages for executives of similarly positioned REITs in the industry and has the discretion to accept, reject or modify the CEO’s recommendations.

Compensation Committee meetings are regularly attended by committee members and are occasionally attended by the CEO by invitation of the committee. Meetings may be attended by other Company executives and consultants as appropriate. The committee holds executive sessions without members of management present. The Chairman of the committee reports to the Board on the committee’s decisions.

The committee approves the base salary, annual cash incentive bonus, and equity incentive awards to the Company’s NEOs.

Peer Group

The committee utilizes Mercer to assist in the determination of a peer group. Peer group data is used for compensation benchmarking and general comparison purposes. The peer group was selected from all U.S. publicly traded companies that are in the real estate investment trust industry (“REIT”), had total assets within a reasonable range, focused on REITs with assets, assets invested, revenue, and employees within one third to three times that of the Company. The focus was on REITs that are not third-party managed and did not consider mortgage REITs. The Company’s peer group as determined by Mercer includes the following:

- Urstadt Biddle Properties	- Whitestone REIT
- National Storage Affiliates	- One Liberty Properties, Inc.
- Monmouth Real Estate Investment	- Armada Hoffler Properties
- Easterly Government Properties	- UMH Properties, Inc.
- BRT Realty Trust	- Care Trust REIT, Inc.
- Getty Realty Corp	- First Real Estate Investment Trust
- Agree Realty Corp	- Sotherly Hotels, Inc.

Executive Summary

Long-term Strategic Growth Plan

For 2017, the Company and its Board of Directors established a long-term strategic growth plan that included very specific initiatives which included, among others:

•	The significant reduction of cash general and administrative overhead;
•	The lowering of our weighted average cost of capital;
•	The diversification of our tenant base and expanding geographically;
•	Covering our $1.44 annualized Common Stock dividend with AFFO; and
•	Continuing progress in leasing vacant space and leasing renewals for the existing portfolio.

Accomplishments

In executing the long-term strategic plan in 2017, the Company believes it has achieved several important improvements and key initiatives, as described below:

•	Leasing spread of 3.1% on renewals;
•	Executed 160,341 square feet of new leases and renewed 570,461 square feet;
•	Reported 1.3% same-store net operating income growth for 2017; and
•	Reported a decrease of $2.3 million in corporate general and administrative overhead to be more in line with our peer group average of 10% or less of gross revenues.

Discussion on Components of Compensation

Base Salary

Salary is intended to attract and retain executives and to provide compensation that is commensurate with the NEO’s scope of responsibility and effectiveness. The Compensation Committee reviews base salaries annually and determines if a salary increase is to be rewarded to the executive. The Compensation Committee takes into account relevant factors, including individual performance and market compensation data. The Compensation Committee made the following base salary compensation decisions for 2017:

•	As CEO, Mr. Wheeler’s annual base salary remained unchanged from 2016, $475,000;
•	Mr. Graham, CFO received an annual base salary of $350,000; and
•	As CIO, Mr. Kelly’s annual base salary for 2017 was $300,000 which was an increase in the amount of $50,000 over his base salary for 2016 due to the additional responsibilities associated with his new position as CIO.

Annual Cash Incentive Bonus

Cash incentive bonuses are designed to align the executive’s compensation with the Company’s short-term business goals. Our Compensation Committee typically determines incentive payments in the first quarter following the relevant year of performance.

For 2017, the Compensation Committee determined that our CEO, CFO, and CIO were not successful in meeting certain critical 2017 thresholds of the long-term strategic plan and did not award any cash bonuses for 2017.

Stock Incentive Awards and Timing

Stock awards are approved at the discretion of the Compensation Committee based on the NEOs achievement of stated performance objectives and parameters established by their respective employment agreements. We believe that further enhancing the executive’s equity position in the Company creates a strong long-term alignment of interests between those individuals and our stockholders, however for 2017; no stock awards were made to NEOs.

Target Base Salary, Cash and Stock Incentive

NEO	2017 Base Salary	Short-Term Cash Incentive Target (% of Salary)	Short-Term Cash Incentive Target Amount	Short-Term Stock Incentive Target (% of Salary)	Short-Term Stock Incentive Amount	Total Short-Term Incentive Target (% of Salary)	Total Short-Term Incentive Amount
Jon S. Wheeler	$475,000	50%	$237,500	50%	$237,500	100%	$475,000
Wilkes J. Graham	$350,000	30%	$105,000	50%	$175,000	80%	$280,000
David Kelly	$300,000	30%	$90,000	50%	$150,000	80%	$240,000

Actual Base Salary, Cash and Stock Incentive

NEO	2017 Base Salary	Short-Term Cash Incentive Target (% of Salary)	Short-Term Cash Incentive Target Amount	Short-Term Stock Incentive Target (% of Salary)	Short-Term Stock Incentive Amount	Total Short-Term Incentive Target (% of Salary)	Total Short-Term Incentive Amount
Jon S. Wheeler	$475,000	—%	$0	—%	$0	—%	$0
Wilkes J. Graham	$350,000	—%	$0	—%	$0	—%	$0
David Kelly	$300,000	—%	$0	—%	$0	—%	$0

Severance

No severance was paid in 2017, or subsequently.

Perquisites

The only material perquisites provided to our NEOs relate to reimbursement for expenses incurred and, for Mr. Graham beginning in 2016, a $1,500/ month housing allowance. The housing allowance was for a period of eighteen months and ended in June 2017. No other material perquisites are provided. In addition, our NEOs are not entitled to U.S. Federal income tax gross-ups on any perquisites that are provided.

Retirement Benefits

NEOs are given the opportunity to participate in the Company’s tax-qualified 401(k) plans providing for employer and employee contributions. In 2017, the Company matched 100% of the first 4% of eligible employee compensation.

Employment Agreements

Subsequent to December 31, 2017, employment agreements with Mr. Wheeler and Mr. Graham have been terminated. Mr. Kelly was awarded a three-year employment agreement in February 2018. In addition, the Company entered into employment agreements with Andy Franklin, its COO, and Matthew Reddy, its CFO in February 2018. See “Employment Agreements With The Company’s Executive Officers” for a summary of the terms of Messrs. Kelly, Reddy and Franklin’s employment agreements.

Subsequent Events

The Company reported fourth quarter AFFO of $0.18 per common share and common unit versus a projected AFFO of $0.35-$0.40 per common share and common unit. The reduction of approximately $0.17 per common share and common unit are primarily a result of a $2.4 million reserve on related party receivables, of this reserve $1.7 million is directly related to Sea Turtle Development. Sea Turtle Development is a related party as Jon Wheeler, the Company’s former CEO and shareholder of the Company, is the managing member and has an equity interest. The Company loaned Sea Turtle Development $12 million in 2016 and had agreements to perform development, leasing property and asset management services for Sea Turtle Development. A reserve was recognized on amounts due from Sea Turtle Development as a result of uncertainty surrounding the recoverability of the amounts owed at December 31, 2017.

Due to the material nature of the potential losses to the Company, the Compensation Committee and the full Board of Directors determined that no bonuses were to be paid to NEOs for 2017.

COMPENSATION

Summary Compensation Table

The table below summarizes the total compensation for the fiscal years indicated paid or awarded to each of the NEOs, calculated in accordance with SEC rules and regulations.

Name and Principal Position	Fiscal Year	Salary ($)	Bonus	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	All Other Compensation		Total ($)
Jon S. Wheeler	2017	475,000	—	—	—	—	8,618	(1)	483,618
Former Principal	2016	475,000	118,750	118,750	—	—	7,695	(1)	720,195
Executive Officer(5)	2015	493,269	—	26,259	—	—	18,000	(1)	537,528

David Kelly	2017	298,077	—	—	—	—	11,007	(1)	309,084
Chief Executive	2016	186,539	280,000	50,000	—	—	10,807	(1)	527,346
Officer(3)	2015	181,731	269,375	19,603	—	—	13,867	(1)	484,576

Wilkes Graham	2017	350,000	—	—	—	—	10,603	(4)	360,603
Former Chief Financial Officer(2)	2016	333,077	52,500	112,500	—	—	22,254	(4)	520,331

____________

(1)	Company’s match on 401(k) plan and Group Term Life
(2)	Mr. Graham joined the Company in January 2016 and resigned in January 2018.
(3)	Mr. Kelly was appointed to this position in 2018, prior to this he was the Chief Investment Officer.
(4)	Includes Group Term Life and housing allowance.
(5)	Mr. Wheeler was terminated in January 2018.

CEO Pay Ratio

Mr. Wheeler had fiscal 2017 total compensation of $483,618, as reflected in the Summary Compensation Table.  We estimate that the median annual compensation for all Wheeler employees, excluding our former CEO, was $55,619 for the year ended December 31, 2017. As a result, Mr. Wheeler’s 2017 annual compensation was approximately nine times that of the median annual compensation for all employees. For purposes of calculating the 2017 ratio the Company included in its calculation of compensation: base salary, hourly wages, commissions, annual bonus amounts and stock-based compensation attributable to 2017 performance, and Company’s 401(k) match. For purposes of this calculation, the Company had 62 employees, excluding the CEO.

Grants of Plan Based Awards in 2017

The following Common Stock share awards were made in 2017. Awards were made in 2017 to the named executive officers under the 2016 Long Term Incentive Plan.

Name	Grant Date	All Other Stock Awards: Number of shares of stock or units(1)	Grant Date Fair Value
Jon S. Wheeler	February 8, 2017	8,732	$118,750
Wilkes Graham	February 8, 2017	6,434	87,501
David Kelly	February 8, 2017	3,677	50,000
Matthew Reddy	February 8, 2017	3,033	41,251
Andrew Franklin	February 8, 2017	3,677	50,000
Total		25,553	$347,502

____________

(1)	Dividends are paid on all issued shares of Common Stock at the same rate and time as paid to all other holders of our shares of Common Stock as declared by our Board.

Outstanding Equity Awards at Fiscal-Year End

The Company has no outstanding Equity Awards at the end of the 2017 fiscal year.

Stock Plans

2015 Long-Term Incentive Plan

Pursuant to our 2015 Long-Term Incentive Plan, we may award incentives covering an aggregate of 125,000 shares of our Common Stock. As of August 3, 2018, we have issued 41,104 shares under the plan to employees, directors and outside contractors for services provided.

2016 Long-Term Incentive Plan

Pursuant to our 2016 Long-Term Incentive Plan, we may award incentives covering an aggregate of 625,000 shares of our Common Stock. As of August 3, 2018, we have issued 371,529 under the plan to employees, directors and outside contractors for services provided.

Security Authorized For Issuance Under Equity Compensation Plan

The following table sets forth information as of December 31, 2017 regarding our compensation plans and the Common Stock we may issue under the plan.

Equity Compensation Plan Information Table
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by stockholders(1)	—	—	561,976
Equity compensation plans not approved by stockholders	—	—	—
Total	—	—	561,976

____________

(1)	Includes our 2015 and 2016 Long-Term Incentive Plans, which authorized a maximum of 125,000 and 625,000 shares, respectively, of our Common Stock for issue. Awards are granted by the Compensation Committee.

Director Compensation

Directors who are officers of our Company do not receive any compensation for their services. Non-employee directors are entitled to receive $32,500 per year for serving as directors and may receive stock grants from our Company. The Board set annual retainers for the Audit, Compensation, Nominating and Governance, Investment, and Finance committee chairs at $7,500, $6,000, $6,000, $6,000, and $6,000, respectively.  The Board set an annual retainer for the lead director at $12,500.  We reimburse each of our directors for his or her travel expenses incurred in connection with his or her attendance at full board of directors and committee meetings. In 2017, Directors agreed to receive stock grants in lieu of cash for their services. The following table summarizes directors’ compensation for 2017:

Name	Fees Earned or Paid in Cash	Stock Awards	Total
Stewart J. Brown	$—	$98,248	$98,248
Kurt R. Harrington	—	98,250	98,250
William W. King	—	98,248	98,248
John McAuliffe	—	101,275	101,275
Carl B. McGowan, Jr.	—	102,790	102,790
Jeffrey M. Zwerdling	—	113,871	113,871
John Sweet	—	98,250	98,250

Employment Agreements With The Company’s Executive Officers

Generally

In 2018, we entered into employment agreements with David Kelly, CEO, Matthew Reddy, CFO, and Andrew Franklin, COO. The employment agreements for Jon Wheeler, former CEO, and Wilkes Graham, former CFO, were terminated in January 2018. In addition, Robin Hanisch, our former Corporate Secretary’s, employment agreement was terminated in December 2017. We believe that the protections contained in our current executive employment agreements help to ensure the day-to-day stability necessary to our executives to enable them to properly focus their attention on their duties and responsibilities with the Company and provide security with regard to some of the most uncertain events relating to continued employment, thereby limiting concern and uncertainty and promoting productivity. Each of our employment agreements with our executive officers provides for a term of three years.

Employment Agreement of David Kelly

Employment Agreement and Salary. On February 14, 2018, the Company on its behalf and on behalf of its subsidiaries, including Wheeler REIT, L.P. entered into an employment agreement with David Kelly (the “Kelly Employment Agreement”) for a period of three years beginning on February 14, 2018, and ending on February 13, 2021 (the “Initial Term”). At the end of the Initial Term, the Kelly Employment Agreement will automatically renew for subsequent one-year terms (each an “Annual Term”) unless terminated pursuant to the terms of the Kelly Employment Agreement. Under the terms of the Kelly Employment Agreement, Mr. Kelly shall be employed as the Company’s President and CEO and is required to devote his best efforts to the Company’s business and affairs and in return will receive the following:

•	Base compensation of $400,000 per annum; and
•	Reimbursement of reasonable and necessary business expenses, and Mr. Kelly is eligible to participate in any current or future bonus, incentive and other compensation plans available to the Company’s executives.

Severance Terms.   Under the Kelly Employment Agreement, if Mr. Kelly’s employment is terminated by the Company without “Cause” (as defined in the Kelly Employment Agreement) then Mr. Kelly shall generally be entitled to severance pay of the greater of (i) salary continuation payments at Mr. Kelly’s current salary, less mandatory deductions, for six months plus one additional month for each full calendar quarter remaining in the then-current term of Mr. Kelly’s employment or (ii) salary continuation equal to the sum of Mr. Kelly’s then current base salary for a period equal to the remainder of the term of the Kelly Employment Agreement. Mr. Kelly will also be entitled to any annual bonuses that would have been earned based solely on his continued employment for the remainder of the term of the Kelly Employment Agreement. In addition, Mr. Kelly is entitled to disability, accident and health insurance for a 12 month period following termination substantially similar to those insurance benefits Mr. Kelly is receiving immediately prior to the date of termination or the cash equivalent, offset by any comparable benefits actually received by Mr. Kelly.

In the event Mr. Kelly terminates his employment with “Good Reason” (as defined in the Kelly Employment Agreement), but not a “Change in Control” (as defined in the Kelly Employment Agreement) then Mr. Kelly shall generally be entitled to the greater of current base salary, less mandatory deductions (i) for the remainder of the term or (ii) 12 months, plus any earned but unpaid bonus for the fiscal year prior to the year in which termination occurs. In addition, Mr. Kelly is entitled to disability, accident and health insurance for a 12 month period following termination substantially similar to those insurance benefits Mr. Kelly is receiving immediately prior to the date of termination or the cash equivalent, offset by any comparable benefits actually received by Mr. Kelly.

In the event Mr. Kelly terminates his employment with Good Reason, which follows a Change in Control or by the Company without Cause and such termination occurs within six months of a Change of Control then Mr. Kelly shall generally be entitled to a lump sum payment equal to 2.99 times Mr. Kelly’s annual base salary less mandatory deductions payable within 90 calendar days of the termination. In addition, Mr. Kelly is entitled to health care coverage pursuant to COBRA at Mr. Kelly’s expense for up to 18 months.

Mr. Kelly shall not be entitled to any benefits under the Kelly Employment Agreement in the case of the Company terminating his employment for Cause or Mr. Kelly terminating his employment without Good Reason.

Death and Disability.   In the event of a termination of employment on account of death occurring during the Initial Term or Annual Term then Mr. Kelly’s estate shall generally be entitled to: (a) Mr. Kelly’s regular base salary (determined on the date of death) for a period of twelve months following death; (b) the amount of any bonus remaining payable by the Company to Mr. Kelly for its fiscal year prior to death; and (c) any accrued and unpaid bonus determined by the Board of Directors for the year in which the death occurs prorated for the number of completed calendar months served prior to death.

In the event of a “Disability” (as defined in the Kelly Employment Agreement) by Mr. Kelly for 120 consecutive days or longer at any point during his employment, then the Company will pay to Mr. Kelly his regular base salary for a twelve month period following the date on which the Disability first begins, net of any benefits received by Mr. Kelly under any disability policy obtained by the Company or Mr. Kelly, the premiums for which are paid by the Company. Mr. Kelly will also be entitled to any bonus remaining payable by the Company to Mr. Kelly for its fiscal year prior to the date the Disability began and any unpaid bonus determined by the Board of Directors for the fiscal year in which the disability occurs prorated for the number of completed calendar months served prior to the date of Disability.

Miscellaneous Provisions.   The Kelly Employment Agreement provides for confidentiality and nondisclosure provisions, whereby Mr. Kelly is required to keep confidential the Company’s trade secrets that he acquired during the course of his employment. His employment contract also contains a non-solicitation of employees clause for a duration of (18) months following the last day of his employment with the Company.

Employment Agreement of Matthew Reddy

Employment Agreement and Salary. On February 14, 2018, the Company on its behalf and on behalf of its subsidiaries, including Wheeler REIT, L.P. entered into an employment agreement with Matthew Reddy (the “Reddy Employment Agreement”) for a period of three years beginning on February 14, 2018, and ending on February 13, 2021 (the “Initial Term”). At the end of the Initial Term, the Reddy Employment Agreement will automatically renew for subsequent one-year terms (each an “Annual Term”) unless terminated pursuant to the terms of the Reddy Employment Agreement. Under the terms of the Reddy Employment Agreement, Mr. Reddy shall be employed as the Company’s CFO and is required to devote his best efforts to the Company’s business and affairs and in return will receive the following:

•	Base compensation of $250,000 per annum; and
•	Reimbursement of reasonable and necessary business expenses, and Mr. Reddy is eligible to participate in any current or future bonus, incentive and other compensation plans available to the Company’s executives.

Severance Terms.   Under the Reddy Employment Agreement, if Mr. Reddy’s employment is terminated by the Company without “Cause” (as defined in the Reddy Employment Agreement) then Mr. Reddy shall generally be entitled to severance pay of the greater of (i) salary continuation payments at Mr. Reddy’s current salary, less mandatory deductions, for six months plus one additional month for each full calendar quarter remaining in the then-current term of Mr. Reddy’s employment or (ii) salary continuation equal to the sum of Mr. Reddy’s then current base salary for a period equal to the remainder of the term of the Reddy Employment Agreement. Mr. Reddy will also be entitled to any annual bonuses that would have been earned based solely on his continued employment for the remainder of the term of the Reddy Employment Agreement. In addition, Mr. Reddy is entitled to disability, accident and health insurance for a 12 month period following termination substantially similar to those insurance benefits Mr. Reddy is receiving immediately prior to the date of termination or the cash equivalent, offset any by comparable benefits actually received by Mr. Reddy.

In the event Mr. Reddy terminates his employment with “Good Reason” (as defined in the Reddy Employment Agreement), but not a “Change in Control” (as defined in the Reddy Employment Agreement) then Mr. Reddy shall generally be entitled to the greater of current base salary, less mandatory deductions (i) for the remainder of the term or (ii) 12 months, plus any earned but unpaid bonus for the fiscal year prior to the year in which termination occurs. In addition, Mr. Reddy is entitled to disability, accident and health insurance for a 12 month period following termination substantially similar to those insurance benefits Mr. Reddy is receiving immediately prior to the date of termination or the cash equivalent, offset by any comparable benefits actually received by Mr. Reddy.

In the event Mr. Reddy terminates his employment with Good Reason, which follows a Change in Control or by the Company without Cause and such termination occurs within six months of a Change in Control then Mr. Reddy shall generally be entitled to a lump sum payment equal to 2.99 times Mr. Reddy’s annual base salary less mandatory deductions payable within 90 calendar days of the termination. In addition, Mr. Reddy is entitled to health care coverage pursuant to COBRA at Mr. Reddy’s expense for up to 18 months.

Mr. Reddy shall not be entitled to any benefits under the Reddy Employment Agreement in the case of the Company terminating his employment for Cause or Mr. Reddy terminating his employment without Good Reason.

Death and Disability.   In the event of a termination of employment on account of death occurring during the Initial Term or Annual Term then Mr. Reddy’s estate shall generally be entitled to: (a) Mr. Reddy’s regular base salary (determined on the date of death) for a period of twelve months following death; (b) the amount of any bonus remaining payable by the Company to Mr. Reddy for its fiscal year prior to death; and (c) any accrued and unpaid bonus determined by the Board of Directors for the year in which the death occurs prorated for the number of completed calendar months served prior to death.

In the event of a “Disability” (as defined in the Reddy Employment Agreement) by Mr. Reddy for 120 consecutive days or longer at any point during his employment, then the Company will pay to Mr. Reddy his regular base salary for a twelve month period following the date on which the Disability first begins, net of any benefits received by Mr. Reddy under any disability policy obtained by the Company or Mr. Reddy, the premiums for which are paid by the Company. Mr. Reddy will also be entitled to any bonus remaining payable to Mr. Reddy for his fiscal year prior to the date the Disability began and any unpaid bonus for the fiscal year in which the disability occurs prorated for the number of completed calendar months served prior to the date of Disability.

Miscellaneous Provisions.   The Reddy Employment Agreement provides for confidentiality and nondisclosure provisions, whereby Mr. Reddy is required to keep confidential the Company’s trade secrets that he acquired during the course of his employment. His employment contract also contains a non-solicitation of employees clause for a duration of (18) months following the last day of his employment with the Company.

Employment Agreement of Andrew Franklin

Employment Agreement and Salary. On February 14, 2018, the Company on its behalf and on behalf of its subsidiaries, including Wheeler REIT, L.P. entered into an employment agreement with Andrew Franklin (the “Franklin Employment Agreement”) for a period of three years beginning on February 14, 2018, and ending on February 13, 2021 (the “Initial Term”). At the end of the Initial Term, the Franklin Employment Agreement will automatically renew for subsequent one-year terms (each an “Annual Term”) unless terminated pursuant to the terms of the Franklin Employment Agreement.  Under the terms of the Franklin Employment Agreement, Mr. Franklin shall be employed as the Company’s COO and is required to devote his best efforts to the Company’s business and affairs and in return will receive the following:

•	Base compensation of $250,000 per annum; and
•	Reimbursement of reasonable and necessary business expenses, and Mr. Franklin is eligible to participate in any current or future bonus, incentive and other compensation plans available to the Company’s executives.

Severance Terms.   Under the Franklin Employment Agreement, if Mr. Franklin’s employment is terminated by the Company without “Cause” (as defined in the Franklin Employment Agreement) then Mr. Franklin shall generally be entitled to severance pay of the greater of (i) salary continuation payments at Mr. Franklin’s current salary, less mandatory deductions, for six months plus one additional month for each full calendar quarter remaining in the then-current term of Mr. Franklin’s employment or (ii) salary continuation equal to the sum of Mr. Franklin’s then current base salary for a period equal to the remainder of the term of the Franklin Employment Agreement. Mr. Franklin will also be entitled to any annual bonuses that would have been earned based solely on his continued

employment for the remainder of the term of the Franklin Employment Agreement. In addition, Mr. Franklin is entitled to disability, accident and health insurance for a 12 month period following termination substantially similar to those insurance benefits Mr. Franklin is receiving immediately prior to the date of termination or the cash equivalent, offset by any comparable benefits actually received by Mr. Franklin.

In the event Mr. Franklin terminates his employment with “Good Reason” (as defined in the Franklin Employment Agreement), but not a “Change in Control” (as defined in the Franklin Employment Agreement) then Mr. Franklin shall generally be entitled to the greater of current base salary, less mandatory deductions (i) for the remainder of the term or (ii) 12 months, plus any earned but unpaid bonus for the fiscal year prior to the year in which termination occurs. In addition, Mr. Franklin is entitled to disability, accident and health insurance for a 12 month period following termination substantially similar to those insurance benefits Mr. Franklin is receiving immediately prior to the date of termination or the cash equivalent, offset by any comparable benefits actually received by Mr. Franklin.

In the event Mr. Franklin terminates his employment with Good Reason, which follows a Change in Control or by the Company without Cause and such termination occurs within six months of a Change of Control then Mr. Franklin shall generally be entitled to a lump sum payment equal to 2.99 times Mr. Franklin’s annual base salary less mandatory deductions payable within 90 calendar days of the termination. In addition, Mr. Franklin is entitled to health care coverage pursuant to COBRA at Mr. Franklin’s expense for up to 18 months.

Mr. Franklin shall not be entitled to any benefits under the Franklin Employment Agreement in the case of the Company terminating his employment for Cause or Mr. Franklin terminating his employment without Good Reason.

Death and Disability.   In the event of a termination of employment on account of death occurring during the Initial Term or Annual Term then Mr. Franklin’s estate shall generally be entitled to: (a) Mr. Franklin’s regular base salary (determined on the date of death) for a period of twelve months following death; (b) the amount of any bonus remaining payable by the Company to Mr. Franklin for its fiscal year prior to death; and (c) any accrued and unpaid bonus determined by the Board of Directors for the year in which the death occurs prorated for the number of completed calendar months served prior to death.

In the event of a “Disability” (as defined in the Franklin Employment Agreement) by Mr. Franklin for 120 consecutive days or longer at any point during his employment, then the Company will pay to Mr. Franklin his regular base salary for a twelve month period following the date on which the Disability first begins, net of any benefits received by Mr. Franklin under any disability policy obtained by the Company or Mr. Franklin, the premiums for which are paid by the Company. Mr. Franklin will also be entitled to any bonus remaining payable to Mr. Franklin for his fiscal year prior to the date the Disability began and any unpaid bonus for the fiscal year in which the disability occurs prorated for the number of completed calendar months served prior to the date of Disability.

Miscellaneous Provisions.   The Franklin Employment Agreement provides for confidentiality and nondisclosure provisions, whereby Mr. Franklin is required to keep confidential the Company’s trade secrets that he acquired during the course of his employment. His employment contract also contains a non-solicitation of employees clause for a duration of (18) months following the last day of his employment with the Company.

Potential Payments Upon Termination or Change in Control

See “Employment Agreements With The Company’s Executive Officers.”

Compensation Committee Interlocks and Insider Participation

Our Compensation Committee consists of two of our independent directors: Jon McAuliffe and Jeffrey Zwerdling. Mr. Zwerdling has been designated as chair of the Compensation Committee. There are no compensation committee interlocks and no member of the Compensation Committee serves, or has in the past served, as an employee or officer of the Company.

MISCELLANEOUS

Security Ownership of Certain Beneficial Owners and Management

The following tables set forth certain information regarding the beneficial ownership of shares of our common stock for (1) each person who is the beneficial owner of 5% or more of our outstanding common stock, (2) each of our directors and named executive officers, and (3) all of our directors and executive officers as a group. Each person or entity named in the tables has sole voting and investment power with respect to all of the shares of our common stock shown as beneficially owned by such person, except as otherwise set forth in the notes to the tables.

The SEC has defined “beneficial ownership” of a security to mean the possession, directly or indirectly, of voting power and/or investment power over such security. A stockholder is also deemed to be, as of any date, the beneficial owner of all securities that such stockholder has the right to acquire within 60 days after that date through (1) the exercise of any option, warrant or right, (2) the conversion of a security, (3) the power to revoke a trust, discretionary account or similar arrangement or (4) the automatic termination of a trust, discretionary account or similar arrangement. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, common shares subject to options or other rights (as set forth above) held by that person that are exercisable as of this filing or will become exercisable within 60 days thereafter, are deemed outstanding, while such shares are not deemed outstanding for purposes of computing percentage ownership of any other person. As of August 3, 2018, we had 190 stockholders of record. This number excludes our common stock shares owned by shareholders holding under nominee security position listings.

Unless otherwise indicated, the address of each named person is c/o Wheeler Real Estate Investment Trust, Inc., Riversedge North, 2529 Virginia Beach Blvd., Suite 200, Virginia Beach, Virginia 23452.

	Number of Shares Beneficially Owned		Percentage of All Shares(1)
David Kelly	26,679		*
Andrew Franklin	4,295		*
Matthew Reddy	3,690		*
Carl B. McGowan, Jr.	21,648		*
Sean Armstrong	2,926		*
Jeff Zwerdling	80,315	(2)	*
Andrew Jones	521,820	(3)	5.6%
John Sweet	19,852		*
Stewart Brown	21,523		*
John McAuliffe	21,228		*
All directors, director nominees and executive officers as a group (10 persons)	723,976		7.7%

____________

*	Less than 1.0%
(1)	Based upon 9,383,062 shares of common stock outstanding on August 3, 2018. In addition, amounts for individuals assume that all Series B and D convertible preferred stock held by the individual are converted into common stock and all warrants held by the person are exercised.
(2)	Includes 62,095 shares of common stock, 14,000 shares of Series B convertible preferred stock convertible into 8,750 shares of common stock, 16,800 warrants to purchase 2,100 shares of common stock, and 5,000 shares of Series D cumulative convertible preferred stock convertible into 7,370 shares of common stock.
(3)	Includes 460,333 shares of common stock, 47,435 shares of Series B convertible preferred stock convertible into 29,647 shares of common stock and 21,600 shares of Series D cumulative convertible preferred stock convertible into 31,840 shares of common stock. Of these securities Mr. Jones owns 12,464 shares of common stock and 2,100 shares of Series B preferred stock personally and the remaining shares are held by various investment partnerships, funds and managed accounts, in which NS Advisors, LLC (“NS Advisors”) serves as the investment manager. Mr. Jones is the managing partners of NS Advisors and has sole voting and investment authority over the shares.

Based upon our records and the information reported in filing with the SEC, the following were beneficial owners of more than 5% of our shares of Common Stock as of August 3, 2018.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Our Outstanding Shares(1)
Stilwell Value Partners VII, L.P.(2) 111 Broadway, 12th Floor New York, NY 10006-1901	911,076	9.7%

Richard S. Strong(3) c/o Godfrey & Kahn, S.C. 833 East Michigan St., Suite 1800 Milwaukee, WI 53202	760,000	8.1%

Corbin Capital Partners, L.P.(4) 590 Madison Avenue New York, NY 10022	485,899	5.2%

Westport Capital Partners, LLC(5) 40 Danbury Road Wilton, CT 06897	857,864	9.1%

FMR, LLC(6) 245 Summer Street Boston, MA 02210	1,092,673	11.6%

NS Advisors, LLC(7) 274 Riverside Associates Westport, CT 06880	521,820	5.6%
Total of 5% or more shareholders as a group (6 shareholders)	4,629,332	49.3%

____________

(1)	Based upon 9,383,062 shares of common stock outstanding on August 3, 2018.
(2)	Based solely upon the Schedule 13D/A filed with the SEC by the beneficial owner on July 24, 2018 reporting beneficial ownership as of July 24, 2018 of 911,076 shares, which includes 25,400 shares of Series D cumulative convertible preferred stock. Stillwell Activist Fund, L.P., Stillwell Activist Investments, L.P., Stillwell Value LLC and Joseph Stillwell possess shared voting and dispositive power over 911,076 shares with Stillwell Value Partners VII, L.P.
(3)	Based solely upon the Schedule 13G filed with the SEC by the beneficial owner on March 13, 2018 reporting beneficial ownership as of March 7, 2018 of 760,000 shares. Mr. Strong possesses shared voting power over 558,446 of the shares with Calm Waters Partnership. Mr. Strong possesses sole voting power over 201,554 of the shares.
(4)	Based solely upon the Schedule 13G filed with the SEC by the beneficial owner on January 31, 2018 reporting beneficial ownership as of December 31, 2017. Corbin Capital Partners Group, L.P. possesses shared voting and dispositive power over 485,899 shares. In addition, based solely upon the Schedule 13G, Corbin Capital Partners, L.P. may be deemed to have beneficial ownership over the shares, and Corbin Equity Fund, L.P. may be deemed to have beneficial ownership over 395,687 of the shares.
(5)	Based solely upon the Schedule 13D/A filed with the SEC by the beneficial owner on April 13, 2018 reporting beneficial ownership as of April 11, 2018. In addition, based solely upon the Schedule 13D, Russel Bernard, Sean Armstrong, Wm. Gregory Geiger, Jordan Socaransky and Marc Porosoff are members of the investment committee of Westport Capital Partners, LLC and may be deemed to have beneficial ownership over the shares. The 857,864 shares include 373,390 shares held by the record owner WCP Real Estate Fund IV, L.P, and 187,930 shares held by the record owner WCP Real Estate Fund IV (ERISA), L.P.
(6)	Based solely upon the Schedule 13G filed with the SEC by the beneficial owner on February 12, 2018 reporting beneficial ownership as of February 9, 2018 of 1,092,673 shares. Includes the shares reported by Abigail Johnson and Fidelity Real Estate Income Fund.
(7)	Based solely upon the Form 4 filed with the SEC by the beneficial owner on July 24, 2018 reporting beneficial ownership as of July 24, 2018 of 521,820 shares. NS Advisors possesses shared voting power of 505,258 with Andrew R. Jones. In addition, Andrew R. Jones possesses sole voting power of an additional 16,562 shares. These are the same shares beneficially owned by Mr. Jones identified in the executive officer and director table above.

Report of the Audit Committee

The primary responsibility of the Audit Committee is to assist the Board of Directors in monitoring the integrity of the Company’s financial statements and the independence of its external auditors. The Company believes that each of the members of the Audit Committee is “independent” and that Dr. McGowan qualifies as an “audit committee financial expert” in accordance with applicable Nasdaq Stock Market listing standards. In carrying out its responsibility, the Audit Committee undertakes to:

•	Review and recommend to the directors the independent auditors to be selected to audit the financial statements of the Company;
•	Meet with the independent auditors and management of the Company to review the scope of the proposed audit for the current year and the audit procedures to be utilized, and at the conclusion thereof review such audit, including any comments or recommendations of the independent auditors;
•	Review with the independent auditors and financial and accounting personnel the adequacy and effectiveness of the accounting and financial controls of the Company. The Audit Committee elicits recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable. The Audit Committee emphasizes the adequacy of such internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper;
•	Review the internal accounting function of the Company, the proposed audit plans for the coming year and the coordination of such plans with the Company’s independent auditors;
•	Review the financial statements contained in the annual report to shareholders with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and contents of the financial statements to be presented to the shareholders;
•	Provide sufficient opportunity for the independent auditors to meet with the members of the Audit Committee without members of management present. Among the items discussed in these meetings are the independent auditors’ evaluation of the Company’s financial, accounting, and auditing personnel, and the cooperation that the independent auditors received during the course of the audit;
•	Review accounting and financial human resources and succession planning within the Company;
•	Submit the minutes of all meetings of the Audit Committee to, or discuss the matters discussed at each committee meeting with, the Board of Directors; and
•	Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose, if, in its judgment, that is appropriate.

The Audit Committee has established procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls and auditing matters, including procedures for the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

The Audit Committee operates under a written charter adopted by the Board of Directors. The Committee’s responsibilities are set forth in this charter which is available on our website at www.whlr.us.

The Audit Committee assists the Board in fulfilling its responsibilities for general oversight of the integrity of the Company’s financial statements, the adequacy of the Company’s system of internal controls, the Company’s risk management, the Company’s compliance with legal and regulatory requirements, the independent auditors’ qualifications and independence, and the performance of the Company’s independent auditors. The Audit Committee has sole authority over the selection of the Company’s independent auditors and manages the Company’s relationship with its independent auditors. The Audit Committee has the authority to obtain advice and assistance from outside legal, accounting or other advisors as the Audit Committee deems necessary to carry out its duties and receive appropriate funding, as determined by the Audit Committee, from the Company for such advice and assistance.

The Audit Committee met four times during 2017. The Audit Committee schedules its meetings with a view to ensuring that it devotes appropriate attention to all of its tasks. The Audit Committee’s meetings include private sessions with the Company’s independent auditors without the presence of the Company’s management, as well as executive sessions consisting of only Audit Committee members. The Audit Committee also meets with senior management from time to time.

Management has the primary responsibility for the Company’s financial reporting process, including its system of internal control over financial reporting and for the preparation of consolidated financial statements in accordance with accounting principles generally accepted in the United States of America. The Company’s independent auditors are responsible for auditing those financial statements in accordance with professional standards and expressing an opinion as to their material conformity with U.S. generally accepted accounting principles and for auditing management’s assessment of, and the effective operation of, internal control over financial reporting. The Audit Committee’s responsibility is to monitor and review the Company’s financial reporting process and discuss management’s report on the Company’s internal control over financial reporting. It is not the Audit Committee’s duty or responsibility to conduct audits or accounting reviews or procedures. The Audit Committee has relied, without independent verification, on management’s representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States of America and on the opinion of the independent registered public accountants included in their report on the Audit Committee’s financial statements.

As part of its oversight of the Company’s financial statements, the Audit Committee reviews and discusses with both management and the Company’s independent registered public accountants all annual and quarterly financial statements prior to their issuance. During 2017, management advised the Audit Committee that each set of financial statements reviewed had been prepared in accordance with accounting principles generally accepted in the United States of America, and reviewed significant accounting and disclosure issues with the Audit Committee. These reviews include discussions with the independent accountants of the matters required to be discussed pursuant to Statement on Auditing Standards No. 61, as modified and superceded (AICPA, Professional Standards, Vol. 1. AU Section 380), as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T, including the quality (not merely the acceptability) of the Company’s accounting principles, the reasonableness of significant judgments, the clarity of disclosures in the financial statements and disclosures related to critical accounting practices. The Audit Committee has also discussed with Cherry Bekaert LLP matters relating to its independence, including a review of audit and non-audit fees, and written disclosures from Cherry Bekaert LLP to the Company pursuant to PCAOB Rule 3526 The Audit Committee also considered whether non-audit services, provided by the independent accountants are compatible with the independent accountant’s independence. The Company also received regular updates on the amounts of fees and scope of audit, audit-related and tax services provided.

In addition, the Audit Committee reviewed key initiatives and programs aimed at strengthening the effectiveness of the Company’s internal and disclosure control structure. As part of this process, the Audit Committee continued to monitor the scope and adequacy of the Company’s internal controls, reviewed staffing levels and steps taken to implement recommended improvements in any internal procedures and controls.

Based on the Audit Committee’s discussion with management and the independent accountants and the Audit Committee’s review of the representation of management and the report of the independent accountants to the Board of Directors, the Audit Committee recommended to the Board of Directors, and the Board of Directors has approved, that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017, filed with the SEC. The Audit Committee and the Board of Directors have also selected Cherry Bekaert LLP as the Company’s independent registered public accountants and auditors for the fiscal year ending December 31, 2018. This report has been furnished by the members of the Audit Committee.

AUDIT COMMITTEE1

Stewart Brown	Andrew Jones	Carl B. McGowan, Jr.

Under SOX, and the rules of the SEC, the Audit Committee of the Board of Directors is responsible for the appointment, compensation and oversight of the work of the independent auditor. The purpose of the provisions of the SOX and the SEC rules for the Audit Committee role in retaining the independent registered public accounting firm is two-fold. First, the authority and responsibility for the appointment, compensation and oversight of the auditors should be with directors who are independent of management. Second, any non-audit work performed by the auditors should be reviewed and approved by these same independent directors to ensure that any non-audit services performed by the auditor do not impair the independence of the independent auditor. To implement the provisions of SOX, the SEC issued rules specifying the types of services that an independent auditor may not provide to its audit client, and governing the Audit Committee’s administration of the engagement of the independent auditor. As part of this responsibility, the Audit Committee is required to pre-approve the audit and non-audit services performed by the independent auditor in order to assure that they do not impair the auditor’s independence. Accordingly, the Audit Committee has adopted a written pre-approval policy of audit and non-audit services (the “Policy”), which sets forth the procedures and conditions pursuant to which services to be performed by the independent auditor are to be pre-approved. Consistent with the SEC rules establishing two different approaches to approving non-prohibited services, the policy of the Audit Committee covers pre-approval of audit services, audit-related services, international administration tax services, non-U.S. income tax compliance services, pension and benefit plan consulting and compliance services, and U.S. tax compliance and planning. At the beginning of each fiscal year, the Audit Committee will evaluate other known potential engagements of the independent auditor, including the scope of work proposed to be performed and the proposed fees, and approve or reject each service, taking into account whether services are permissible under applicable law and the possible impact of each non-audit service on the independent auditor’s independence from management. Typically, in addition to the generally pre-approved services, other services would include due diligence for an acquisition that may or may not have been known at the beginning of the year. The Audit Committee has also delegated to any member of the Audit Committee designated by the Board or the financial expert member of the Audit Committee responsibilities to pre-approve services to be performed by the independent auditor not exceeding $25,000 in value or cost per engagement of audit and non-audit services, and such authority may only be exercised when the Audit Committee is not in session.

Compensation Committee Report

The Compensation Committee of the Board has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

Submitted by:

Jeffrey Zwerdling, Chairman

John McAuliffe

____________

1	Messrs. Brown and Jones replaced Kurt Harrington and William King on the audit committee upon their resignation from the Board in April 2018 and did not perform any audit committee activities in 2017.

Certain Relationships and Related Transactions

Related Party Policies

Our Code of Business Conduct requires that our directors and all of our employees deal with the Company on an arms-length basis in any related party transaction. All transactions between us and any of our directors, named executive officers or other vice presidents, or between us and any entity in which any of our directors, named executive officers or other vice presidents is an officer or director or has an ownership interest, must be approved by the Board of Directors. Management presents to our Board of Directors’ Investment Committee those properties it considers viable acquisition targets. The Investment Committee is responsible for reviewing and analyzing strategic real estate acquisitions and investments. All of the members of the Investment Committee are independent within the meaning of the listing standards of the Nasdaq Stock Market and our Corporate Governance Principles. Once the Investment Committee comes to an agreement that it is in the best interest of us to acquire a property, the committee makes a recommendation to the full Board of Directors regarding the potential real estate acquisition and investment. Our Board of Directors then votes on whether to acquire a property recommended by the Investment Committee, and we will not acquire a property unless it has been approved by the majority of our Board of Directors.

Partnership Agreement

In connection with the completion of our initial public offering, we entered into a partnership agreement with various persons receiving common units in the formation transactions. As a result, these persons became limited partners of our operating partnership, Wheeler REIT, L.P. (the “Operating Partnership”).

Pursuant to the partnership agreement with our Operating Partnership, limited partners of the Operating Partnership and some assignees of limited partners will have the right, beginning 12 months after acquiring the common units, to require our Operating Partnership to redeem part or all of their common units for cash equal to the then-current market value of an equal number of shares of our Common Stock (determined in accordance with and subject to adjustment under the Partnership Agreement), or, at our election, to exchange their common units for shares of our Common Stock on a one-for-one basis, subject to certain adjustments and the restrictions on ownership and transfer of our stock set forth in our charter.

Other Related Party Transactions

The following summarizes related party activity as of and for the years ended December 31, 2017, 2016 and 2015.  The amounts disclosed below reflect the activity between the Company and, its former CEO and Chairman, Jon Wheeler’s affiliates (in thousands).

	December 31,
	2017	2016	2015
Amounts paid to affiliates	$48	$125	$986
Amounts received from affiliates	$2,517	$1,347	$777
Amounts due from affiliates	$—	$1,456	$481
Notes receivable	$6,739	$12,000	$—

The Company has loaned $11.00 million for the partial funding of Pineland Station Shopping Center in Hilton Head, South Carolina to be known in the future as Sea Turtle Development and loaned $1.00 million for the sale of land to be used in the development. The Company has recognized a $5.26 million impairment charge on the note receivable.  The impairment charge is presented as “impairment of note receivable” on the consolidated statement of operations set forth in our Annual Report of Form 10-K. Subsequent to December 31, 2017, the Company’s agreement to perform development, leasing, property and asset management services for Sea Turtle Development was terminated. Prior to the termination of the agreements, development fees of 5% of hard costs incurred were paid to the Company. Leasing, property and asset management fees were consistent with those charged for services provided to non-related properties.

The Company has reserved $2.36 million in amounts due from affiliates at December 31, 2017, as follows:

Sea Turtle Development
Accrued interest on note receivable – due at maturity	$895
Accrued interest on note receivable	443
Leasing Commissions	190
Development fees	182
Other	18
Other non-REIT Properties	636
$2,364

Of the gross $833 thousand currently due from Sea Turtle Development $323 thousand was earned during the three months ended December 31, 2017.  Amounts due from Sea Turtle Development are reserved due to uncertainty surrounding the collectability given current cash flow models.  Cash flow models on the project include development costs to date, anticipated cost to complete, executed leases, and financing available to complete and stabilize the project.   Capitalization rates utilized in these models are based upon rates that the Company believes to be within a reasonable range of current market rates for the respective project.

Amounts due from other non-REIT properties have been reserved based on strained cash flow at the respective properties and payment history. The reserve is included in “provision for credit losses” on the consolidated statements of operations set forth in our Annual Report of Form 10-K.

At December 31, 2016, $657 thousand in accrued interest on the notes receivable was included in amounts due from affiliates, of this $415 thousand was due at maturity. Amounts due from affiliates also include $166 thousand in development fees at December 31, 2016.

In 2016, in connection with the acquisition of Berkley and Sangaree/Tri-County, the Operating Partnership entered into a tax protection agreement that obligates the Operating Partnership to reimburse Jon Wheeler, the Company’s former CEO for his tax liabilities resulting from the recognition of certain taxable income or gain in the event the Operating Partnership takes certain action prior to November 10, 2023 with respect to Sangaree Plaza, Tri-County Plaza and Berkley.

Acquisition of Portfolio Properties

Each portfolio property that we acquired through the Operating Partnership upon the completion of our initial public offering and the formation transactions and certain other properties subsequently acquired were owned directly or indirectly by partnerships, limited liability companies or corporations (the “Ownership Entities”) in which Mr. Wheeler and his affiliates, certain of our directors and executive officers and their affiliates and other third parties owned a direct or indirect interest (the “Prior Investors”). In connection with the acquisition of these Ownership Entities, the Operating Partnership entered into (1) contribution agreements with these Prior Investors, pursuant to which they contributed their interests in the Ownership Entities to the Operating Partnership and/or (2) purchase and sale agreements with the Ownership Entities. The Prior Investors, including Mr. Wheeler and his affiliates, certain of our directors and executive officers and their affiliates, received cash and/or common units in exchange for their interests in the Ownership Entities. The value of the consideration paid to each of the Prior Investors in the Ownership Entities, in each case, was based upon the terms of the applicable contribution agreements and/or purchase and sale agreements. The purchase price paid for these properties was determined by analyzing factors such as, but not limited to, net operating income, fair market capitalization rates, leverage, occupancy rates, anchor tenant credit and alternative uses of capital. In some instances, we did not obtain independent third-party appraisals before purchasing such properties.

The following table represents portfolio properties acquired from Mr. Wheeler and his affiliates during the year ended December 31, 2017 and 2016.

Portfolio Property	Transaction Cost(1)	Related Person	Dollar Value of Related Person’s Interest(2)
Berkley Shopping Center	$4,182,000	Jon S. Wheeler – Former Chairman & CEO	$30,086
		Robin Hanisch – Former Corporate Secretary	398

Sangaree Plaza and Tri-County Plaza	$10,765,000	Jon S. Wheeler – Former Chairman & CEO	$47,706
		Robin Hanisch – Former Corporate Secretary	1,405

____________

(1)	Includes the value of debt we assumed or entered into in certain of these transactions.

Compliance with Section 16(a) of Reporting Requirements

Based solely on a review of Forms 3 and 4 and any amendments thereto furnished us pursuant to Rule 16a-3(e) under the Securities Exchange Act of 1934, or representations that no Forms 5 were required, we believe that with respect to fiscal 2017 our officers, directors, and beneficial owners of more than 10% of our equity timely complied with all applicable Section 16(a) filing requirements, except a late Form 4 was filed for David Kelly on April 3, 2017 reporting the March 27, 2017 purchase of 645 shares of common stock. One of our directors, Jeffrey Zwerdling, filed a late Form 4 on March 20, 2017 reporting the purchase of 15,000 shares of common stock on March 13, 2017. In addition, on February 13, 2017 a late Form 3 was filed for Andrew Franklin, our Chief Operations Officer, and should have been filed on January 10, 2017. Lastly, Stewart Brown, Kurt Harrington, John Sweet, William King, John McAuliffe, Carl McGowan and Jeffrey Zwerdling, filed late Form 4 reports on July 19, 2017 reporting their first quarter board fees, granted to them in common stock on May 10, 2017.

PROPOSAL 1

Election Of Directors

Eight directors are to be elected at the Annual Meeting. Each director elected will hold office until the Annual Meeting following the fiscal year ending December 31, 2018. All of the nominees for director are now serving as directors of the Company. Each of the nominees has consented to being named in this proxy statement as a nominee and has agreed to serve as a director if elected. The persons named on the proxy card will vote for all of the nominees for director listed unless you withhold authority to vote for one or more of the nominees. The nominees receiving a plurality of votes cast at the Annual Meeting will be elected as directors. Abstentions and broker non-votes will not be treated as a vote for or against any particular nominee and will not affect the outcome of the election of directors. Cumulative voting for the election of directors is not permitted. If any director is unable to stand for re-election, the Board will designate a substitute. If a substitute nominee is named, the persons named on the proxy card will vote for the election of the substitute director.

The nominees for directors are listed below, together with their ages, terms of service, all positions and offices with the Company, other principal occupations, business experience and directorships with other companies during the last five years or more.

Nominees for Election

David Kelly

President and CEO

Age — 53

Director since 2011

Mr. Kelly was appointed as CEO in January 2018, replacing Jon S. Wheeler, and has served as a director of the Company since 2011. Mr. Kelly has over 25 years of experience in the real estate industry. Mr. Kelly previously served as our Chief Investment Officer. Prior to joining the Company, Mr. Kelly served as a Principal with Kelly Development, LLC, a real estate development firm he founded in March 2011, which specializes in the acquisition and management of retail properties in the Mid-Atlantic region. Prior to founding Kelly Development, Mr. Kelly served as the Director of Real Estate for Supervalu, Inc., a Fortune 100 supermarket retailer, from 1998 through 2011. Prior to his time with Supervalu, Mr. Kelly served as an Asset Manager from 1993 through 1998. Mr. Kelly currently serves on the Board of Directors of the Norfolk, Virginia SPCA. He earned a Bachelor of Science in Finance degree from Bentley College (now Bentley University). Based upon his years of experience in the real estate industry as well as his real estate management experience within a publicly traded company, we have determined that Mr. Kelly should serve as a director.

John Sweet

Chairman and Independent Director

Age — 73

Director since 2016

Mr. Sweet has forty years of investment banking and corporate finance experience. Mr. Sweet is the co-founder and former Chief Investment Officer at Physicians Realty Trust (NYSE:DOC), a self-managed healthcare real estate investment trust. Prior to founding Physicians Realty Trust in 2013, Mr. Sweet was a Managing Director for the privately owned, full-service, specialty investment firm, Ziegler. While at Ziegler, Mr. Sweet assisted in the financing and then management of a medical office building investment fund, which became the initial core portfolio for Physicians Realty Trust. In 2002, Mr. Sweet also co-founded Windrose Medical Properties Trust, a publicly traded medical office REIT that was sold to Healthcare REIT (NASDAQ:HCN) in 2006. John has been involved at a senior financial level in publicly traded and private companies, family offices and investment banking firm over the course of his career. He has also served on the boards of philanthropic and charitable organizations and was in the Army from 1968 – 1970. Mr. Sweet received his Bachelor’s degree in Business Administration from St. John Fisher College and an MBA from Rochester Institute of Technology. Based on his leadership and experience managing a publically-traded REIT, we have determined Mr. Sweet should serve as a director.

Carl B. McGowan, Jr.

Independent Director

Age — 70

Director since 2013

Dr. McGowan has served as a director of the Company since 2013. Dr. McGowan brings over 30 years of extensive financial experience to the Board. Dr. McGowan joined the faculty of Norfolk State University in 2005 and presently serves as the Faculty Distinguished Professor of Finance. From 2004 – 2005, Dr. McGowan served as a Visiting Associate Professor of Finance at the University of Sharjah in the United Arab Emirates. From 2003 – 2004, Dr. McGowan served as the RHB Bank Distinguished Chair in Finance at the University of Kebangsaan in Malaysia. Dr. McGowan has a Bachelor of Arts in International Relations (Syracuse), an MBA in Finance (Eastern Michigan), and a PhD in Business Administration (Michigan State). Dr. McGowan has conducted extensive research in the areas of corporate finance and international finance, with specific studies relating to real estate operations. In addition to over 150 conference presentations, Dr. McGowan has published 68 articles in numerous peer-reviewed journals including: The Journal of Real Estate Research, The American Journal of Business Education, Applied Financial Economics, Decision Science, Financial Practice and Education, The Financial Review, International Business and Economics Research Journal, The International Review of Financial Analysis, The Journal of Applied Business Research, The Journal of Business Case Studies, The Journal of Diversity Management, Managerial Finance, Managing Global Transitions, The Southwestern Economic Review, and Urban Studies. Based upon his diverse experience and well-known authority in finance and economics, which will be valuable as we pursue the continued growth of the Company, we have determined that Dr. McGowan should serve as a director.

Jeffrey M. Zwerdling

Independent Director

Age — 73

Director since 2013

Mr. Zwerdling has served as a director of the Company since 2013 and lead independent director since 2015. Mr. Zwerdling is founder and managing partner of the law firm of Zwerdling, Oppleman & Adams which was formed in 1972 in Richmond, Virginia. Mr. Zwerdling’s areas of concentration include corporate law, commercial and residential real estate, personal estate planning, and general litigation. From 1999 – 2012 he served as President and Director of The Corporate Centre, a 225,000 square foot office park complex located in Richmond, Virginia. In May of 2013, Mr. Zwerdling was appointed to the Board of Directors of Capitol Securities Management Inc. (“CSM”). CSM is a Financial Industry Regulatory Authority registered broker dealer whose assets exceed $4 billion. Mr. Zwerdling was commissioned as a Second Lieutenant in the United States Army in 1967, served in the Army Reserve and Virginia National Guard, and received his honorable discharge after obtaining the rank of Captain in 1981. Mr. Zwerdling holds a Bachelor of Science Degree from Virginia Commonwealth University and received a Juris Doctor Degree from the College of William and Mary School of Law. He was an organizational investor in Southern Community Bank & Trust, now Village Bank. In 1998, Mr. Zwerdling was elected to the Board of Directors of Supertel Hospitality, Inc., a public company, which trades on the Nasdaq Stock Exchange. Supertel is a real estate investment trust (REIT) which is a focused-service segment of the lodging industry. During his tenure at Supertel, Mr. Zwerdling served on various committees, including the Acquisitions and Dispositions Committee, and was a member and former chairman of the Audit Committee. Prior to being appointed a Director of the Company in September 2013, Mr. Zwerdling served as a Board Observer for the Company. He is a Master Mason of Fraternal Lodge No. 53, belongs to the Scottish Rite of Freemasonry, and is a Noble of the Acca Temple Shrine of Richmond, Virginia. Based upon his legal experience in real estate matters and his vast experiences with real estate investment trusts, we have determined that Mr. Zwerdling should serve as a director.

Stewart J. Brown

Independent Director

Age — 70

Director since 2015

Mr. Brown has served as a director since 2015. Mr. Brown has over 45 years of financial and organizational management experience in executive management positions within the real estate, banking, and finance industries, most recently as Chairman of the Credit/Risk Committee for Community and Southern Bank and is a member of the board’s Joint Audit Committee. Mr. Brown has also served as the past Chairman of the Board of Lodgian, Inc.

of Atlanta and Opportunity Bank of Dallas. Mr. Brown also served for over 32 years as an officer in the US Army in a variety of assignments. Mr. Brown received his Bachelor’s degree in Political Science and Economics from UC Santa Barbara and has an MBA from NYU’s Leonard N. Stern’s School of Business. Based upon his leadership and organizational development expertise, we have determined that Mr. Brown should serve as a director.

John McAuliffe

Independent Director

Age — 64

Director since 2015

Mr. McAuliffe has served as a director since 2015. Mr. McAuliffe previously served as a director from November 2012 until April 2013. Mr. McAuliffe has over 36 years of experience in the financial services industry. Presently, Mr. McAuliffe serves as a Lead Investment Banker with Newbridge Securities Corporation, a full-service securities brokerage and investment-banking firm. Prior to joining Newbridge Securities Corporation in 2005, Mr. McAuliffe ran his own consulting firm which provided advisory and structural development services to the management of small to medium sized publicly traded companies. Throughout his career, Mr. McAuliffe has participated in excess of over 200 capital raises and has been involved in all aspects of the capital formation process serving in a variety of positions ranging from institutional salesman to the Managing Director of an investment banking firm. Mr. McAuliffe received his Bachelor of Science degree in political science and economics from State University of New York at Brockport. Based upon his leadership and investment banking experience, we have determined that Mr. McAuliffe should serve as a director.

Andrew R. Jones

Independent Director

Age — 55

Director since April 2018

Mr. Jones, CFA, is Founder and Chief Executive Officer of North Star Partners, LP.  Since its founding in January 1996, North Star has been an alternative investment program that is dedicated to value investing and focuses on the small-cap sector of the U.S. equity markets.  Prior to the formation of North Star, Mr. Jones was a Managing Director at Tweedy, Browne Company, LP.  Mr. Jones is a former director of Certus Bank, NA, Cornell Companies, Inc. and Chem Rx Corporation.  He is a Chartered Financial Analyst and is a member of the New York Society of Securities Analysts.  Mr. Jones received a BS in Finance from Ithaca College and an MBA in Finance from the University of Chicago.  Based upon his expertise within the real estate industry and the financial markets we have determined Mr. Jones should serve as a director.

Sean F. Armstrong

Independent Director

Age — 56

Director since April 2018

Mr. Sean F. Armstrong, CFA serves as Principal & Portfolio Manager of Westport Capital Partners LLC. Mr. Armstrong has over 24 years of real estate investment experience across the spectrum of property types, including retail shopping centers. He has had direct experience in the asset management for both transitional and stabilized properties, including new development. Prior to joining Westport in 2006, Mr. Armstrong was a Managing Director at Oaktree Capital Management and one of the real estate group’s senior professionals. Mr. Armstrong was formerly a director of Lodgian, Inc., a Delaware corporation listed on the American Stock Exchange. Mr. Armstrong graduated with a B.S. in Biomedical Engineering magna cum laude from the University of Southern California, where he was elected to Phi Beta Kappa. He went on to earn an M.B.A. in Finance magna cum laude, also from the University of Southern California. He is a Chartered Financial Analyst. Based upon his expertise within the real estate industry and the financial markets we have determined Mr. Armstrong should serve as a director.

Proxy Contest

The Stilwell Group has notified the Company that they intend to nominate three nominees for election as directors at the Annual Meeting. Accordingly, there may be eleven nominees for election to the Board, but only eight nominees will be elected. The Stilwell Group consists of Stilwell Value Partners VII, L.P., Stilwell Activist Fund, L.P., Stilwell Activist Investments, L.P., Stilwell Value LLC and Joseph Stilwell. No other nominations of persons for election as directors of the Company were submitted to the Company pursuant to the advance notice provisions of the Company’s bylaws.

The Stilwell Group has filed preliminary proxy material with the SEC to solicit proxies in support of its candidates. The Stilwell Group’s candidates have NOT been endorsed by our Board of Directors. We are not responsible for the accuracy of any information provided by or relating to the Stilwell Group contained in any proxy solicitation materials filed or to be filed or disseminated by, or on behalf of, the Stilwell Group or any other statements that the Stilwell Group may otherwise make.

We urge you to elect the directors recommended by the Board, by completing the attached WHITE proxy card. The Board recommends that you DO NOT sign or return any proxy card that may be sent to you by the Stilwell Group or anyone else. Voting against another person’s nominees on a proxy card sent to you by that person is not the same as voting for the Board’s nominees, because a vote against another person’s nominees on its proxy card will revoke any previous proxy submitted by you. If you have previously submitted the Stilwell Group’s proxy card, we urge you to revoke that proxy by voting in favor of the Board’s nominees by using the enclosed WHITE proxy card. Only the latest validly executed proxy that you submit will be counted.

Conclusion and Recommendation; Vote Required

This election of directors is considered a contested election. Accordingly, each Nominee for election to the Board will be elected only if such nominee receives the affirmative vote of a plurality of the total votes cast. This means that the eights individuals nominated for election to the Board at the Annual Meeting who receive the largest number of properly cast “FOR” votes (among votes properly cast in person or by proxy) will be elected as directors. In director elections, stockholders may either vote “FOR” or withhold voting authority with respect to director nominees. Shares of Common Stock voting “withhold” are counted for purposes of determining a quorum. However, if you withhold authority to vote with respect to the election of any or all of the eight nominees, your shares of Common Stock will not be voted with respect to those nominees indicated. Therefore, “withhold” votes will not affect the outcome of the election of directors. Broker non-votes, if any, and abstentions will not be treated as votes cast for the election of a director and will have no effect on the results of the vote, although they will be considered present for the purpose of determining the presence of a quorum.

The Board of Directors unanimously recommends a vote FOR

the election of all of the Nominees named above on the enclosed WHITE proxy card and strongly urges you NOT to sign or return any proxy card(s) or voting instruction form(s) that you may receive from the Stilwell Group or any of its representatives or affiliates.

PROPOSAL 2

ADVISORY VOTE ON THE FREQUENCY OF

EXECUTIVE COMPENSATION ADVISORY VOTES

We are requesting stockholders to express their preference on the frequency of future advisory votes on our executive compensation pursuant to Section 14A of the Exchange Act. Stockholders may indicate whether we should hold future advisory votes on executive compensation every (a) one year, (b) two years, or (c) three years. The next time we will be required to conduct a vote similar to the one on this proposal will be in connection with the 2023 annual meeting of stockholders.

After careful consideration, the Board recommends that we hold future advisory votes on executive compensation every year. We believe that this frequency is appropriate for us for a number of reasons, including:

•	Our Compensation Committee makes key executive compensation decisions every year;
•	A practice of annual votes provides us with input from our stockholders that is a more current reflection of their sentiment than the alternatives;
•	We prepare a Compensation Discussion and Analysis on an annual basis and much of the focus of that discussion is on compensation for the preceding year;
•	The vast majority of similarly situated companies have adopted this frequency; and
•	The primary focus of the disclosure of the compensation paid to our NEOs required to be included in our proxy statements is compensation granted in or for the prior fiscal year.

As an advisory vote, this proposal will not be binding upon the Board or us; however, we expect that the Board will consider the outcome of the vote when determining how often to hold future advisory votes on our executive compensation.

The proxy card provides stockholders with four choices (every one, two, or three years, or abstain). Stockholders are not voting to approve or disapprove the Board’s recommendation.

The Board Unanimously Recommends that Stockholders Vote

“One Year” on the Advisory Vote on the Frequency of Executive Compensation Advisory Votes.

PROPOSAL 3

ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

Our executive compensation program is designed to facilitate long-term stockholder value creation. Our focus on pay-for-performance and on corporate governance ensures alignment with the interests of the Company’s stockholders.

We are asking for stockholder approval, on an advisory or non-binding basis, of the compensation of our NEOs, as disclosed in this Proxy Statement pursuant to Section 14A of the Exchange Act, commonly known as a “Say-on-Pay” vote. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our NEOs and the compensation policies and practices described in this Proxy Statement.

We will evaluate whether any actions are necessary to address significant concerns as a result of this advisory vote. We expect to conduct annual advisory votes on executive compensation, and we expect to conduct the next advisory vote at our 2018 annual meeting of stockholders.

For the reasons discussed above and in this Proxy Statement under the heading “Compensation Discussion and Analysis”, the Board intends to introduce the following resolution at the Annual Meeting:

“RESOLVED, that the compensation of the named executive officers of the Company, as disclosed in this Proxy Statement under the heading ‘”Compensation Discussion and Analysis,” including the compensation tables and their accompanying narrative discussion, is approved.”

The Board Unanimously Recommends that Stockholders Vote FOR the approval of our Executive Compensation.

PROPOSAL 4

RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed Cherry Bekaert LLP as the independent registered public accounting firm of the Company for the 2018 fiscal year and to conduct quarterly reviews through March 31, 2019. The Company’s Bylaws do not require that stockholders ratify the appointment of Cherry Bekaert LLP as the Company’s independent registered public accounting firm. Cherry Bekaert LLP has served as the Company’s independent public accounting firm for each of the fiscal years ended December 31, 2011 through December 31, 2017. The Audit Committee will consider the outcome of this vote in its decision to appoint an independent registered public accounting firm next year. The Company, however, is not bound by the stockholders’ decision. Even if the selection is ratified, the Audit Committee, in its sole discretion, may change the appointment at any time during the year if it determines that such a change would be in the best interest of the Company and its stockholders.

A representative of Cherry Bekaert LLP will attend the Annual Meeting. The representative will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions from the stockholders.

The Board of Directors recommends a vote FOR the ratification of the appointment of Cherry Bekaert LLP as the Company’s independent registered public accounting firm.

2017 and 2016 Fiscal Year Audit Firm Fee Summary

The following table sets forth the aggregate fees for professional services rendered to or for the Company for the 2017 and 2016 fiscal year by Cherry Bekaert LLP:

Fees Billed	2017	2016
Audit Fees*	$335,206	$270,971
Audit Related Fees**	15,262	85,100
Tax Fees***	133,815	120,155
Other****	—	5,516
Total	$484,283	$481,742

____________

*	Audit fees included annual audits, quarterly reviews and property audits
**	Audit related fees for services related to the REIT’s financing offering documents and associated filings
***	Tax fees related primarily to tax advisory services related to REIT status

The audit fees for 2017 were for professional services rendered for the audits and reviews of the consolidated financial statements of the Company. Audit related fees were for services related to the Company’s offering documents and associated filings. Tax fees for 2017 were for services related to federal and state compliance and advice.

All services rendered by the principal auditors are permissible under applicable laws and regulations and were pre-approved by either the Board of Directors or the Audit Committee, as required by law. The fees paid to the principal auditors for services as described in the above table fall under the categories listed below.

Audit Fees.   These are fees for professional services performed by the principal auditor for the audit of the Company’s annual financial statements and review of financial statements included in the Company’s 10-Q filings and services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees.   These are fees for assurance and related services performed by the principal auditor that are reasonably related to the performance of the audit or review of the Company’s financial statements. These services include attestations by the principal auditor that are not required by statute or regulation and consulting on financial accounting/reporting standards.

Tax Fees.   These are fees for professional services performed by the principal auditor with respect to tax compliance, tax planning, tax consultation, returns preparation and review of returns, including defined contributions “401(k)” plan compliance and preparation of 5500 filing. The review of tax returns includes the Company and its consolidated subsidiaries.

These services are actively monitored (as to both spending level and work content) by the Audit Committee to maintain the appropriate objectivity and independence in the principal auditor’s core work, which is the audit of the Company’s consolidated financial statements.

Audit Committee Pre-Approval Policies

Before Cherry Bekaert LLP was engaged by the Company to render audit or non-audit services, the engagement was approved by the Company’s Audit Committee. In addition, the Audit Committee has considered those services provided by Cherry Bekaert LLP and has determined that such services are compatible with maintaining the independence of Cherry Bekaert LLP.

OTHER MATTERS

The Board of Directors knows of no other matters that may be properly or should be brought before the Annual Meeting. However, if any other matters are properly brought before the Annual Meeting, the persons named in the enclosed proxy or their substitutes will vote in accordance with their best judgment on such matters.

AVAILABILITY OF FORM 10-K AND ANNUAL REPORT TO SHAREHOLDERS

Rules promulgated by the SEC require us to provide an annual report to Shareholders who receive this Proxy Statement. We will also provide copies of the Annual Report to brokers, dealers, banks, voting trustees and their nominees for the benefit of their beneficial owners of record. Additional copies of the Annual Report on Form 10-K for the fiscal year ended December 31, 2017 (without exhibits or documents incorporated by reference), are available without charge to shareholders upon written request to our Corporate Secretary Angelica Beltran at Riversedge North, 2529 Virginia Beach Blvd., Suite 200, Virginia Beach, Virginia 23452, by calling (757) 627-9088 or via the Internet at www.whlr.us.

SOLICITATION OF PROXIES

THIS PROXY STATEMENT IS FURNISHED TO STOCKHOLDERS TO SOLICIT PROXIES ON BEHALF OF THE BOARD OF DIRECTORS OF WHEELER REAL ESTATE INVESTMENT TRUST, INC. Additionally, the Company has retained Laurel Hill, a proxy solicitation firm, which may solicit proxies on the Board’s behalf. The cost of soliciting proxies will be borne by the Company. Directors and officers of the Company may, without additional compensation, solicit by mail, in person or by telecommunication.

FUTURE PROPOSALS OF STOCKHOLDERS

Stockholder proposals including nominations for persons for election to the Board of Directors, for our Annual Meeting to be held in 2018 must be received by us between [•], 2018 and [•], 2018, and must otherwise comply with the rules promulgated by the SEC to be considered for inclusion in our proxy statement for that year. Any stockholder proposal, whether or not to be included in our proxy materials, must be sent to our Corporate Secretary, Angelica Beltran, at Riversedge North, 2529 Virginia Beach Blvd., Suite 200, Virginia Beach, Virginia 23452.

COPIES OF WHEELER REAL ESTATE INVESTMENT TRUST, INC.’S ANNUAL REPORT FOR THE FISCAL YEAR ENDED DECEMBER 31, 2017 TO THE SECURITIES AND EXCHANGE COMMISSION ON FORM 10-K AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (WITHOUT EXHIBITS) ARE AVAILABLE TO STOCKHOLDERS WITHOUT CHARGE THROUGH OUR WEBSITE WWW.WHLR.US OR UPON WRITTEN REQUEST TO WHEELER REAL ESTATE INVESTMENT TRUST, INC., RIVERSEDGE NORTH, 2529 VIRGINIA BEACH BOULEVARD, VIRGINIA BEACH 23452, ATTENTION, ANGELICA BELTRAN, CORPORATE SECRETARY.

Dated: [•], 2018

By order of the Board of Directors,

Angelica Beltran
Corporate Secretary

Annex A

Additional Information Regarding Participants in the Solicitation

Under applicable SEC rules and regulations, members of the Board, the Board’s nominees, and certain officers and other employees of the Company are “participants” with respect to the Company’s solicitation of proxies in connection with the Annual Meeting. The following sets forth certain information about such persons (the “Participants”).

Directors and Director Nominees

The names and present principal occupation of our director nominees, each a Participant, are set forth in the section entitled “PROPOSAL 1: Election of Directors” under the heading “Nominees for Election” of this Proxy Statement. The business address for the Company’s current directors and director nominees is c/o Wheeler Real Estate Investment Trust, Inc., Riversedge North, 2529 Va. Beach Blvd. Virginia Beach, Virginia 23452.

Officers and Employees

Executive officers and employees of the Company who are Participants are David Kelly, Matthew Reddy and Andrew Franklin. The business address for each is c/o Wheeler Real Estate Investment Trust, Inc., Riversedge North, 2529 Virginia Beach Boulevard, Virginia Beach, Virginia 23452. Their principal occupations are stated in the section entitled “Executive Officers” and “Nominees for Election” in this Proxy Statement.

Information Regarding Ownership of the Company’s Securities by Participants

The number of the Company’s securities beneficially owned by the Participants as of August 23, 2018 is set forth in the section entitled “Securities Ownership of Management and Certain Beneficial Owners” in this Proxy Statement.

Information Regarding Transactions in the Company’s Securities by Participants

The following table sets forth information regarding purchases and sales of the Company’s securities by the Participants within the past two years. No part of the purchase price or market value of these securities is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities.

Information Regarding Transactions in the Company’s Securities by Participants

The following table sets forth information regarding purchases and sales of the Company’s securities by each of the participants listed above under “Directors and Director Nominees” and “Officers and Employees” during the past two years, between August 24, 2016 and August 23, 2018. Unless otherwise indicated, all transactions were in the public market or pursuant to the Company’s equity compensation plans and none of the purchase price or market value of those shares are represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities.

Name	Date	Security	# of Shares*	Transaction Type
Matt Reddy	2/28/2017	Common Stock	3,033	Stock Grant
Andy Franklin	2/28/2017	Common Stock	3,677	Stock Grant
Dave Kelly	9/6/2016	Common Stock	14	Dividend Reinvestment Plan
	10/5/2016	Common Stock	14	Dividend Reinvestment Plan
	11/3/2016	Common Stock	14	Dividend Reinvestment Plan
	12/5/2016	Common Stock	15	Dividend Reinvestment Plan
	2/28/2017	Common Stock	3,677	Stock Grant
	3/27/2017	Common Stock	81	Purchase
	5/18/2017	Common Stock	2,121	Purchase
	1/5/2017	Common Stock	118	Dividend Reinvestment Plan
	2/3/2017	Common Stock	119	Dividend Reinvestment Plan
	3/3/2017	Common Stock	115	Dividend Reinvestment Plan
	4/5/2017	Common Stock	51	Dividend Reinvestment Plan

Name	Date	Security	# of Shares*	Transaction Type
	5/3/2017	Common Stock	54	Dividend Reinvestment Plan
	7/20/2017	Common Stock	168	Dividend Reinvestment Plan
	10/18/2017	Common Stock	172	Dividend Reinvestment Plan
	3/20/2018	Common Stock	15,000	Purchase
Carl McGowan, Jr.	11/10/2016	Common Stock	536	Stock Grant
	1/18/2017	Common Stock	552	Stock Grant
	2/28/2017	Common Stock	1,838	Stock Grant
	5/5/2017	Common Stock	723	Stock Grant
	7/19/2017	Common Stock	979	Stock Grant
	11/30/2017	Common Stock	891	Stock Grant
	2/6/2018	Common Stock	6,239	Stock Grant
	5/15/2018	Common Stock	3,492	Stock Grant
	7/23/2018	Common Stock	3,094	Stock Grant
Jeff Zwerdling	11/10/2016	Common Stock	518	Stock Grant
	12/7/2016	Series Preferred D	1,100	Purchase – Spouse
	12/12/2016	Series Preferred D	2,900	Purchase – Spouse
	12/14/2016	Common Stock	1,375	Purchase
	1/17/2017	Common Stock	—	Transfer Common Stock – Directly/ Profit Sharing Plan
	1/18/2017	Common Stock	533	Stock Grant
	2/28/2017	Common Stock	1,838	Stock Grant
	3/13/2017	Common Stock	1,875	Purchase
	5/10/2017	Common Stock	921	Stock Grant
	5/18/2017	Common Stock	5,000	Purchase
	7/19/2017	Common Stock	1,249	Stock Grant
	11/30/2017	Common Stock	1,136	Stock Grant
	2/6/2018	Common Stock	6,515	Stock Grant
	3/22/2018	Series Preferred D	1,000	Purchase
	5/15/2018	Common Stock	4,120	Stock Grant
	7/23/2018	Common Stock	3,107	Stock Grant
John Sweet	12/19/2016	Common Stock	1,249	Purchase
	1/18/2017	Common Stock	460	Stock Grant
	2/28/2017	Common Stock	1,838	Stock Grant
	5/10/2017	Common Stock	587	Stock Grant
	5/24/2017	Common Stock	1,000	Purchase
	7/19/2017	Common Stock	869	Stock Grant
	11/30/2017	Common Stock	791	Stock Grant
	2/6/2018	Common Stock	6,201	Stock Grant
	5/15/2018	Common Stock	3,422	Stock Grant
	7/23/2018	Common Stock	3,435	Stock Grant
Stewart Brown	11/10/2016	Common Stock	518	Stock Grant
	1/18/2017	Common Stock	533	Stock Grant
	2/28/2017	Common Stock	1,838	Stock Grant
	5/10/2017	Common Stock	695	Stock Grant
	7/19/2017	Common Stock	869	Stock Grant
	11/30/2017	Common Stock	791	Stock Grant
	2/6/2018	Common Stock	6,051	Stock Grant
	3/21/2018	Common Stock	2,300	Purchase
	3/22/2018	Common Stock	400	Purchase

Name	Date	Security	# of Shares*	Transaction Type
	5/15/2018	Common Stock	3,142	Stock Grant
	7/23/2018	Common Stock	3,032	Stock Grant
John McAuliffe	11/10/2016	Common Stock	518	Stock Grant
	12/7/2016	Common Stock	1,875	Purchase
	1/18/2017	Common Stock	533	Stock Grant
	2/28/2017	Common Stock	1,838	Stock Grant
	5/10/2017	Common Stock	695	Stock Grant
	7/19/2017	Common Stock	943	Stock Grant
	11/30/2017	Common Stock	858	Stock Grant
	2/6/2018	Common Stock	6,201	Stock Grant
	5/15/2018	Common Stock	3,422	Stock Grant
	7/23/2018	Common Stock	3,032	Stock Grant
Andy Jones	9/7/2016	Common Stock	3,085	Purchase – Roth Plan
	10/24/2016	Common Stock	(1,061)	Sale – North Star Partners, L.P.(1)
	10/25/2016	Common Stock	(849)	Sale – North Star Partners, L.P.
	10/26/2016	Common Stock	(849)	Sale – North Star Partners, L.P.
	11/25/2016	Common Stock	(2)	Sale – North Star Partners, L.P.
	11/30/2016	Common Stock	(5,858)	Sale – North Star Partners, L.P.
	12/1/2016	Common Stock	(763)	Sale – North Star Partners, L.P.
	12/16/2016	Common Stock	(9,091)	Sale – North Star Partners, L.P.
	1/12/2017	Common Stock	(698)	Sale – North Star Partners, L.P.
	1/18/2017	Common Stock	(856)	Sale – North Star Partners, L.P.
	1/20/2017	Common Stock	(856)	Sale – North Star Partners, L.P.
	1/23/2017	Common Stock	(1,360)	Sale – North Star Partners, L.P.
	1/24/2017	Common Stock	(776)	Sale – North Star Partners, L.P.
	2/1/2017	Common Stock	(409)	Sale – North Star Partners, L.P.
	2/1/2017	Common Stock	(214)	Sale – North Star Partners, L.P.
	2/2/2017	Common Stock	(2,141)	Sale – North Star Partners, L.P.
	2/14/2017	Common Stock	(17)	Sale – North Star Partners, L.P.
	2/15/2017	Common Stock	(4,389)	Sale – North Star Partners, L.P.
	2/21/2017	Common Stock	(4,007)	Sale – North Star Partners, L.P.
	2/21/2017	Common Stock	(36,073)	Sale – North Star Partners, L.P.
	2/22/2017	Common Stock	(860)	Sale – North Star Partners, L.P.
	2/23/2017	Common Stock	(1,746)	Sale – North Star Partners, L.P.
	2/23/2017	Common Stock	(860)	Sale – North Star Partners, L.P.
	2/24/2017	Common Stock	(869)	Sale – North Star Partners, L.P.
	2/27/2017	Common Stock	(3,768)	Sale – North Star Partners, L.P.
	2/27/2017	Common Stock	(645)	Sale – North Star Partners, L.P.
	4/3/2017	Common Stock	(1,100)	Sale – North Star Partners, L.P.
	4/3/2017	Common Stock	(1)	Sale – North Star Partners, L.P.
	4/7/2017	Common Stock	3,745	Purchase – North Star Partners, L.P.
	5/2/2017	Common Stock	5,919	Purchase – North Star Partners, L.P.
	5/5/2017	Common Stock	3,375	Purchase – North Star Partners, L.P.
	5/12/2017	Common Stock	863	Purchase – North Star Partners, L.P.
	5/15/2017	Common Stock	3,375	Purchase – North Star Partners, L.P.
	5/19/2017	Common Stock	3,375	Purchase – North Star Partners, L.P.
	5/19/2017	Common Stock	10,125	Purchase – North Star Partners, L.P.
	5/24/2017	Common Stock	1,688	Purchase – North Star Partners, L.P.
	5/24/2017	Common Stock	12,500	Purchase – North Star Partners, L.P.

Name	Date	Security	# of Shares*	Transaction Type
	5/24/2017	Common Stock	29,002	Purchase – North Star Partners, L.P.
	5/25/2017	Common Stock	1,378	Purchase – North Star Partners, L.P.
	5/25/2017	Common Stock	1,702	Purchase – North Star Partners, L.P.
	5/31/2017	Common Stock	1,542	Purchase – North Star Partners, L.P.
	6/1/2017	Common Stock	52,987	Purchase – North Star Partners, L.P.
	6/1/2017	Common Stock	3,875	Purchase – North Star Partners, L.P.
	6/1/2017	Common Stock	1,613	Purchase – North Star Partners, L.P.
	6/1/2017	Common Stock	1,689	Purchase – North Star Partners, L.P.
	6/1/2017	Common Stock	41,491	Purchase – North Star Partners, L.P.
	6/1/2017	Common Stock	827	Purchase – North Star Partners, L.P.
	6/1/2017	Common Stock	499	Purchase – North Star Partners, L.P.
	6/1/2017	Common Stock	1,803	Purchase – North Star Partners, L.P.
	6/1/2017	Common Stock	8,012	Purchase – North Star Partners, L.P.
	6/1/2017	Common Stock	2,850	Purchase – North Star Partners, L.P.
	6/1/2017	Common Stock	1,625	Purchase – North Star Partners, L.P.
	6/1/2017	Common Stock	416	Purchase – North Star Partners, L.P.
	6/1/2017	Common Stock	1,625	Purchase – North Star Partners, L.P.
	6/1/2017	Common Stock	1,625	Purchase – North Star Partners, L.P.
	6/1/2017	Common Stock	4,875	Purchase – North Star Partners, L.P.
	6/1/2017	Common Stock	20,100	Purchase – North Star Partners, L.P.
	6/1/2017	Common Stock	812	Purchase – North Star Partners, L.P.
	6/1/2017	Common Stock	663	Purchase – North Star Partners, L.P.
	6/1/2017	Common Stock	820	Purchase – North Star Partners, L.P.
	8/28/2017	Common Stock	2,490	Purchase – North Star Partners, L.P.
	10/17/2017	Common Stock	1,295	Purchase – North Star Partners, L.P.
	10/18/2017	Common Stock	20,200	Purchase – North Star Partners, L.P.
	10/19/2017	Common Stock	1,870	Purchase – North Star Partners, L.P.
	10/25/2017	Common Stock	2,439	Purchase – North Star Partners, L.P.
	11/28/2017	Common Stock	3,400	Purchase – North Star Partners, L.P.
	11/29/2017	Common Stock	1,331	Purchase – North Star Partners, L.P.
	12/7/2017	Common Stock	574	Purchase – Roth Plan
	12/12/2017	Common Stock	1,800	Purchase – North Star Partners, L.P.
	12/13/2017	Common Stock	3,187	Purchase – North Star Partners, L.P.
	12/14/2017	Common Stock	2,341	Purchase – North Star Partners, L.P.
	12/15/2017	Common Stock	1,081	Purchase – North Star Partners, L.P.
	12/19/2017	Common Stock	1,882	Purchase – North Star Partners, L.P.
	12/20/2017	Common Stock	776	Purchase – North Star Partners, L.P.
	12/27/2017	Common Stock	100	Purchase – North Star Partners, L.P.
	12/28/2017	Common Stock	653	Purchase – North Star Partners, L.P.
	12/29/2017	Common Stock	6,044	Purchase – North Star Partners, L.P.
	1/4/2018	Common Stock	2,500	Purchase – North Star Partners, L.P.
	1/10/2018	Common Stock	10,359	Purchase – North Star Partners, L.P.
	1/11/2018	Series Preferred D	21,600	Purchase – North Star Partners, L.P.
	1/12/2018	Common Stock	18,957	Purchase – North Star Partners, L.P.
	1/16/2018	Common Stock	1,644	Purchase – Roth Plan
	1/17/2018	Common Stock	5,856	Purchase – North Star Partners, L.P.
	1/25/2018	Common Stock	7,500	Purchase – North Star Partners, L.P.
	1/30/2018	Common Stock	200	Purchase – North Star Partners, L.P.

Name	Date	Security	# of Shares*	Transaction Type
	2/23/2018	Series Preferred B	600	Purchase
	2/23/2018	Series Preferred B	600	Purchase
	2/26/2018	Series Preferred B	500	Purchase
	2/26/2018	Series Preferred B	400	Purchase
	3/7/2018	Common Stock	6,573	Purchase – North Star Partners, L.P.
	3/7/2018	Series Preferred B	19,101	Purchase – North Star Partners, L.P.
	3/8/2018	Series Preferred B	10,000	Purchase – North Star Partners, L.P.
	3/23/2018	Series Preferred B	9,823	Purchase – North Star Partners, L.P.
	3/28/2018	Series Preferred B	2,500	Purchase – North Star Partners, L.P.
	3/29/2018	Series Preferred B	1,411	Purchase – North Star Partners, L.P.
	4/2/2018	Common Stock	(5,032)	Sale – North Star Partners, L.P.
	4/2/2018	Series Preferred B	2,500	Purchase – North Star Partners, L.P.
	4/3/2018	Common Stock	(36,150)	Sale – North Star Partners, L.P.
	4/3/2018	Common Stock	(8,528)	Sale – North Star Partners, L.P.
	4/4/2018	Common Stock	(37,551)	Sale – North Star Partners, L.P.
	4/5/2018	Common Stock	(5,918)	Sale – North Star Partners, L.P.
	4/6/2018	Common Stock	(17,404)	Sale – North Star Partners, L.P.
	7/23/2018	Common Stock	2,785	Stock Grant
Sean Armstrong	7/23/2018	Common Stock	2,926	Stock Grant

____________

*	Share transactions prior to the effectiveness of the Reverse-Stock Split on March 31, 2017 have been retroactively adjusted for the Reverse-Stock Split.
(1)	Mr. Jones is the managing manger of NS Advisors, LLC, which is the General Partner of North Star Partners, L.P. and has sole voting and investment authority over the shares purchased and sold by North Star Partners, L.P.

Miscellaneous Information Concerning Participants

Other than as set forth in this Annex A or elsewhere in this Proxy Statement and based on the information provided by each Participant, none of the Participants or their associates (i) beneficially owns (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934), directly or indirectly, or owns of record but not beneficially, any shares of Common Stock or other securities of the Company or any of its subsidiaries or (ii) has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the Annual Meeting. In addition, neither the Company nor any of the Participants listed above is now or has been within the past year a party to any contract, arrangement or understanding with any person with respect to any of the Company’s securities, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits or the giving or withholding of proxies. No Participant has been convicted in a criminal proceeding (excluding traffic violations and similar misdemeanors) during the past ten years. Other than as set forth in this Annex A or elsewhere in this Proxy Statement and based on the information provided by each Participant, neither the Company nor any of the Participants listed above or any of their associates have or will have (i) any arrangements or understandings with any person with respect to any future employment by the Company or its affiliates or with respect to any future transactions to which the Company or any of its affiliates will or may be a party or (ii) a direct or indirect material interest in any transaction or series of similar transactions since the beginning of our last fiscal year or any currently proposed transactions, or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party in which the amount involved exceeds $120,000.

PRELIMINARY PROXY CARD — SUBJECT TO COMPLETION

EVERY STOCKHOLDER’S VOTE IS IMPORTANT
Internet and telephone voting is available through 11:59 p.m., Eastern Standard Time the day before the annual meeting date

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to: https://fs8.formsite.com/LHProxy/WREIT/index.html Follow the on-screen instructions.

VOTE BY PHONE
Call 1-866-458-9858
Follow the recorded instructions.

VOTE BY MAIL
Vote, sign and date this Proxy Card and return in the postage-prepaid envelope we have provided.

VOTE IN PERSON

If you would like to vote in person, please attend the Annual Meeting to be held on October 3, 2018 at 9:30 a.m. Eastern Standard Time. Please see the Section captioned “How Do I attend the Annual Meeting” in the Proxy Statement for further instructions.

Please detach at perforation before mailing

WHITE PROXY CARD

WHEELER REAL ESTATE INVESTMENT TRUST, INC.
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD OCTOBER 3, 2018

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
 WHEELER REAL ESTATE INVESTMENT TRUST, INC.

The undersigned, a stockholder of Wheeler Real Estate Investment Trust, Inc., a Maryland corporation (the “Company”), acknowledges receipt of the Notice of the Annual Meeting of Stockholders and Proxy Statement and hereby appoints David Kelly, as proxy to vote all shares of Common Stock of the Company held by the undersigned as shown below on this Proxy Card, with all the powers the undersigned would possess if personally present, at the Annual Meeting of Stockholders of Wheeler Real Estate Investment Trust, Inc. to be held at the HarbourView Inn, The Flagship Room, 2 Vendue Range, Charleston, SC 29401, on October 3, 2018 at 9:30 a.m. Eastern Standard Time, or at any continuation, postponements or adjournments thereof, as hereafter specified, upon such matters as may properly come before the Annual Meeting of Stockholders, with the same force and effect as the undersigned might or could do if personally present there at. The shares represented by this Proxy Card shall be voted in the manner set forth on the reverse side. The undersigned hereby revokes all proxies previously given by the undersigned with respect to the Annual Meeting of Stockholders, including any proxy previously given by telephone or Internet.

THIS PROXY CARD, WHEN PROPERLY SIGNED, DATED AND RETURNED, WILL BE VOTED AS DIRECTED. UNLESS OTHERWISE DIRECTED, THIS PROXY CARD WILL BE VOTED FOR THE ELECTION OF THE DIRECTOR NOMINEES, “FOR ONE YEAR” FOR PROPOSAL 2 AND FOR PROPOSALS 3 AND 4. The Board of Directors (the “Board”) knows of no other items of business that will be presented for consideration at the Annual Meeting of Stockholders other than those described in the accompanying Proxy Statement.  If any of the Board’s nominees shall be unable to serve or for good cause will not serve, then your WHITE proxy card will be voted for such nominee(s) as the holders of your proxy, acting in their discretion may determine.

VOTE VIA THE INTERNET: https://fs8.formsite.com/LHProxy/WREIT/index.html

VOTE VIA THE TELEPHONE: 1-866-458-9858

To change the address on your account, please indicate your new address in the address space below. Please note that changes to the registered name(s) on the account may not be submitted via this method ☐

PRELIMINARY PROXY CARD — SUBJECT TO COMPLETION

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD USING THE ENCLOSED ENVELOPE.

EVERY STOCKHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders
To Be Held on October 3, 2018
The Notice & Proxy Statement for this Meeting and Annual Report on Form 10-K are available at:
https://ir.whlr.us/all-sec-filings

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,
YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing

WHITE PROXY CARD
TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: ☒

A.   Proposals — The Board of Directors recommends that you vote FOR each director nominee listed below “FOR ONE YEAR” for Proposal 2 and FOR Proposals 3 and 4:

(1)	Election of Directors:
	01 – David Kelly	02 – John Sweet		03 – Carl B. McGowan, Jr.
	04 – Jeffrey M. Zwerdling	05 – Stewart J. Brown		06 – John McAuliffe
	07 – Andrew R. Jones	08 – Sean F. Armstrong

☐	Mark here to vote FOR all nominees
☐	Mark here to WITHOLD for all nominees
☐	For All EXCEPT – To withhold a vote for one or more nominees, mark the box to the left and the corresponding numbered box(ex) to the right		01 ☐	02 ☐	03 ☐	04 ☐	05 ☐	06 ☐	07 ☐	08 ☐

(2)	An advisory vote on the frequency of advisory votes on executive compensation.		1 year ☐	2 years ☐	3 years ☐	Abstain ☐

(3)	An advisory vote to approve executive compensation.		For ☐	Against ☐	Abstain ☐

(4)	To ratify the appointment of Cherry Bekaert LLP as independent registered public accounting firm for the fiscal year ended December 31, 2018		For ☐	Against ☐	Abstain ☐

(5)	To transact such other business as may properly come before the Annual Meeting or at any postponement or adjournment thereof.

B. Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below

Note:

Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer or corporation or other entity or in another representative capacity, please give the full title under the signature.

	Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box

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